Exhibit 99.2
GORDIAN RUNOFF LIMITED
ABN 11 052 179 647
FINANCIAL REPORT
31 DECEMBER 2007
Contents:

Page

Financial Report
Financial Statements
— Income Statement	2
— Balance Sheet	3
— Statement of Changes in Equity	4
— Cash Flow Statement	5
Notes to the Financial Statements	6
Report of Independent Auditors	38

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Gordian Runoff Limited ABN 11 052 179 647	1 of 38

Gordian RunOff Limited
Income Statement
For the year ended 31 December 2007

		2007	2006
	Note	$’000	$’000

Direct premium revenue		4	28
Inwards reinsurance premium revenue/(expense)		4,689	(1,168)
Outwards reinsurance premium expense		(280)	(323)

Net premium (expense)/revenue	5	4,413	(1,463)

Direct claims (benefit)/expense		(88,929)	(34,739)
Inwards Reinsurance claims benefit		(29,975)	(36,523)
Reinsurance & other recoveries (expense)/revenue		(6,502)	(2,888)

Net claims incurred	6	(112,402)	(68,374)

Other underwriting income		26	1,040

Acquisition benefit		(114)	(1,618)
Other underwriting expenses		231	1,043

Underwriting expense/(benefit)	7	117	(575)

Underwriting result		116,724	68,526

Net investment revenue	8	43,345	45,960
General administration expenses	7	6,857	10,537
Finance costs	7	1,061	—

Net profit before tax		152,151	103,949

Income tax expense/(benefit) attributable to operating profit	9	45,672	29,476

Net profit attributable to members of Gordian RunOff Limited		106,479	74,473

The above Income Statement should be read in conjunction with the accompanying notes.

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Gordian Runoff Limited ABN 11 052 179 647	2 of 38

Gordian RunOff Limited
Balance Sheet
As at 31 December 2007

		2007	2006
	Note	$’000	$’000

Current assets
Cash and cash equivalents	24	13,857	42,291
Receivables	10	10,046	11,169
Reinsurance and other recoveries receivable	11	13,703	19,090
Other financial assets	12	590,748	549,602
Other assets	13	164	240

Total current assets		628,518	622,392

Non-current assets
Receivables	10	1,796	3,134
Reinsurance and other recoveries receivable	11	15,798	29,757
Other financial assets	12	427,621	726,542
Deferred tax assets	9	32,679	44,573

Total non-current assets		477,894	804,006

Total assets		1,106,412	1,426,398

Current liabilities
Outstanding claims liability	15	90,891	112,751
Payables	16	9,547	8,431
Interest Bearing Loan	17	25,723	—
Current Tax Liabilities		26,227	24,649

Total current liabilities		152,388	145,831

Non-current liabilities
Outstanding claims liability	15	356,065	584,453
Payables	16	288	422

Total non-current liabilities		356,353	584,875

Total liabilities		508,741	730,706

Net assets		597,671	695,692

Shareholders’ equity
Issued Capital	18	1,610,100	1,814,600
Accumulated losses		(1,012,429)	(1,118,908)

Total shareholders’ equity		597,671	695,692

The above Balance Sheet should be read in conjunction with the accompanying notes.

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Gordian Runoff Limited ABN 11 052 179 647	3 of 38

Gordian RunOff Limited
Statement of Changes in Equity
For the year ended 31 December 2007

		Accumulated
	Issued Capital	Losses	Total
	$’000	$’000	$’000
Balance as at 1 January 2007	1,814,600	(1,118,908)	695,692
Net Profit/(loss) after income tax	—	106,479	106,479
Change in Equity — Capital reduction	(204,500)	—	(204,500)

Balance as at 31 December 2007	1,610,100	(1,012,429)	597,671

Balance as at 1 January 2006	1,978,600	(1,193,381)	785,219
Net Profit/(loss) after income tax	—	74,473	74,473
Change in Equity — Capital reduction	(164,000)	—	(164,000)

Balance as at 31 December 2006	1,814,600	(1,118,908)	695,692

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

Gordian Runoff Limited ABN 11 052 179 647	4 of 38

Gordian RunOff Limited
Cash Flow Statement
For the year ended 31 December 2007

		2007	2006
	Note	$’000	$’000

Cash flows from operating activities
Premiums received		5,929	16,828
Reinsurance and other recoveries		11,520	25,237
Dividends received		3,580	2,833
Interest received		66,509	80,902
Other sundry receipts		529	7,082
(Payments)/refunds of outward reinsurance		(354)	(774)
Claims paid		(112,791)	(149,686)
Other underwriting (costs)/benefits		(252)	(1,362)
Payments to suppliers and employees		(34,470)	(43,116)
Income taxes (paid)/received		(32,198)	2,020

Cash flows from/(used in) operating activities	24	(91,998)	(60,036)

Cash flows from investing activities
Proceeds from sale of investments		808,708	807,810
Payments for investments		(555,036)	(613,805)
Proceeds from share cancellation — related party			—
Loans received from subsidiary		25,723	40,000
Loans from related party		6,760	—

Cash flows from/(used in) investing activities		286,155	234,005

Cash flows from/(used in) financing activities
Payment for capital reduction		(204,500)	(164,000)

Cash flows from/(used in) financing activities		(204,500)	(164,000)

Net decrease in cash held		(10,343)	9,969

Balance at the beginning of the year		42,291	32,322
Reclass of cash to Investments		(18,091)	—

Balance at the end of the year	24	13,857	42,291

The above Cash Flow Statement should be read in conjunction with the accompanying notes.

Gordian Runoff Limited ABN 11 052 179 647	5 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of preparation
This Financial Report, comprising the financial statements and the notes thereto, complies with International Financial Reporting Standards as issued by the International Accounting Standards Board.
The financial statements are separate financial statements as the exemption from preparing consolidated financial statements has been used. The entity and its subsidiaries have been consolidated into the financial statements of AMP Limited, of  33 Alfred St Sydney NSW Australia, an entity incorporated in Australia. Copies of these accounts can be requested from AMP Limited at this address.
The entity’s significant investments in subsidiaries, including the name, country of incorporation or residence, proportion of ownership interest and can found in Note 12 to these accounts. A description of the method used to account for these investments is described under Investment in controlled entities later in this note.
Where necessary, comparative information has been reclassified to be consistent with current period disclosures.
The Financial Report has been prepared in accordance with the historical cost convention except for investments, which have been measured at fair value.
Accounting judgements and estimates
In the course of its operations the company applies judgements and makes estimates that affect the amounts recognised in the financial report. Estimates are based on a combination of historical experience and expectations of future events that are believed to be reasonable at the time.
Accounting Standards issued but not yet effective
Accounting Standards that have recently been issued or amended but are not yet effective have not been adopted for the reporting period ending 31 December 2007, except IFRS8 Operating Segments. The adoption of IFRS8 has removed the requirement for Operating Segment disclosures in this Financial Report.
When applied in future periods, all other recently issued or amended standards are not expected to have a material impact on the company’s results or financial position; however they may impact Financial Report disclosures.
Changes in accounting policy
Since 1 January 2007, the company has adopted a number of Accounting Standards and Interpretations which were mandatory for annual periods beginning on or after 1 January 2007. Adoption of these Standards and Interpretations has not had any effect on the financial position or performance of the Company.
Operating revenue
Operating revenue comprises reinsurance and general insurance earned premiums, recoveries, interest income and investment income. Investment income is brought to account on an accrual basis. Other underwriting income comprises sundry receipts.

Gordian Runoff Limited ABN 11 052 179 647	6 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
Premium revenue and unearned premiums
Premium revenue
Premium revenue comprises premiums from direct business and from reinsurance business.
Premium revenue includes amounts charged to the policyholders or other insurers, including fire service levies but excluding stamp duties, GST and other amounts collected on behalf of third parties.
Premium revenue, including that on unclosed business, is recognised in the income statement when it has been earned. Premium revenue is recognised in the income statement from the attachment date over the period of the contract for direct business and over the period of indemnity for reinsurance business. Where time does not approximate the pattern of risk, previous claims experience is used to derive the incidence of risk.
The proportion of premium received or receivable not earned in the income statement at the reporting date is recognised in the balance sheet as an unearned premium liability.
Premiums on unclosed business are calculated as the difference between an estimate of the ultimate and booked premiums. Actuarial techniques are used to estimate the ultimate premium and are based on historical premium booking patterns.
Unearned premiums
Unearned premiums represent premium revenue attributable to future accounting periods. For direct insurances and certain inwards reinsurance classes of business, unearned premium is determined by apportioning the premiums written in the year over the period of insurance cover, reflecting the pattern in which risk emerges under these policies.
In respect of inwards reinsurance space business, premiums are unearned until the satellite launch date, and thereafter are recognised as earned according to the risks associated with the launch, post launch and in-orbit periods.
Outward reinsurance premium expense and deferred reinsurance premium
Premiums ceded to reinsurers are recognised as an expense over the period of cover using the methods applicable to premium revenue as set out above.
Outstanding claims
The liability for outstanding claims is measured as the best estimate of the present value of expected future payments against claims incurred at the reporting date under general insurance contracts issued by the Company, with an additional risk margin to allow for the inherent uncertainty in the best estimate.
The expected future payments include those in relation to claims reported but not yet paid; claims incurred but not reported (IBNR), claims incurred but not enough reported (IBNER) and anticipated claims handling costs.
Claims handling costs include costs that can be associated directly with individual claims, such as legal and other professional fees, and costs that can only be indirectly associated with individual claims, such as claims administration costs.
The liability for direct insurance includes an allowance for inflation and superimposed inflation and is measured as the present value of the expected future ultimate cost of settling claims. The expected future payments are discounted to present value using a risk free rate.
A risk margin is applied to the outstanding claims liability, net of reinsurance and other recoveries, to reflect the inherent uncertainty in the best estimate. This risk margin increases the probability that the net liability is adequately provided for to a 75% confidence level.

Gordian Runoff Limited ABN 11 052 179 647	7 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
Reinsurance and other recoveries
Reinsurance and other recoveries consist of receivables on paid claims and outstanding claims, and are recognised as revenue when claims are paid or the outstanding claim is raised. Reinsurance receivables are discounted to present value consistent with the discounting of outstanding claims set out above. A provision for impairment is recognised when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The impairment charge is recognised in the income statement. Bad debts are written off as incurred.
Fire brigade levies and other statutory charges
A liability for fire brigade levies and other statutory charges is recognised on business written to the balance date. Levies and charges payable are expensed on the same basis as the recognition of the related premium revenue, with the portion relating to unearned premiums being reported as deferred statutory charges in Note 13.
Investment income
Dividend and interest income is recognised in the income statement on an effective interest method when the entity obtains control of the right to receive the revenue.
Realised gains and losses represent the change in value between the previously reported value and the amount received on sale of the asset. Unrealised gains and losses represent changes in the fair value of financial assets recognised in the period.
Assets backing general insurance liabilities
As part of its investment strategy, the Company actively manages its investment portfolio to ensure that investments mature in accordance with the expected pattern of future cash flows arising from general insurance liabilities.
The Company has determined that all assets are held to back general insurance liabilities on the basis that all assets are available for the settlement of claims if required.
The following policies apply to assets held to back general insurance liabilities.
Financial assets
Financial assets are designated at fair value through profit or loss. Initial recognition is at cost in the balance sheet and subsequent measurement is at fair value with any resultant unrealised gains or losses recognised in the income statement. Details of fair value for the different types of financial assets are listed below:
Cash and cash equivalents
Cash and cash equivalents comprise cash on hand that is available on demand and deposits held at call with financial institutions. Cash and cash equivalents are carried at fair value, being the principal amount. For the purposes of the cash flow statement, cash also includes other highly liquid investments not subject to significant risk of change in value.
Cash trusts
The fair value of units in a listed cash trust reflects the quoted bid price at balance date. There is no reduction for realisation costs in the value of units in a cash trust. Unlisted unit trusts are recorded at fund managers valuations.

Gordian Runoff Limited ABN 11 052 179 647	8 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
Debt securities
Debt securities are initially recognised at fair value, representing the purchase cost of the asset exclusive of any transaction costs. Debt securities are subsequently measured at fair value, with any realised and unrealised gains or losses arising from changes in the fair value being recognised in the income statement for the period in which they arise. The fair value of a traded interest bearing security reflects the bid price at balance date. Interest bearing securities that are not frequently traded are valued by discounting the estimated recoverable amounts, using prevailing interest rates. Debt securities are accounted for on a trade date basis.
Derivatives
Derivatives are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently measured at their fair value. All derivatives are carried as assets when their fair value is positive, and as liabilities when their fair value is negative. Derivatives are exchange traded and are fair valued using their publicly quoted bid price on the date of valuation.
Equity securities
Equity securities are initially recognised at fair value, representing the purchase cost of the asset exclusive of any transaction costs. Equity securities are subsequently measured at fair value, with any realised and unrealised gains or losses arising from changes in the fair value being recognised in the income statement. The fair value of a quoted equity security reflects the quoted bid price at balance date. Equity securities not traded in an organised financial market are valued at estimated fair value based on future cash flows discounted at appropriate interest rates.
Investments in controlled entities
Investments in controlled entities are valued at net assets which is an appropriate proxy for fair value. Any write down in value to recoverable amount is reported in the Income Statement.
Taxes
Income tax
Income tax expense is the tax payable on taxable income for the current period based on the income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to: (i) temporary differences between the tax bases of assets and liabilities and their balance sheet carrying amounts, and (ii) unused tax losses.
Deferred tax
Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction.
The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.
Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.
Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
The tax impact on income and expense items recognised directly in equity is also recognised directly in equity.

Gordian Runoff Limited ABN 11 052 179 647	9 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
Tax Consolidation
AMP Limited, Gordian Runoff Limited and certain other wholly owned controlled entities of AMP Limited comprise a tax-consolidated group of which AMP Limited is the head entity. The implementation date for the tax-consolidated group was 30 June 2003.
Under tax consolidation, AMP Limited as head entity, assumes the following balances from subsidiaries within the tax-consolidated group:
(i)	Current tax balances arising from external transactions recognised by entities in the tax-consolidated group occurring after the implementation date, and;

(ii)	Deferred tax assets arising from unused tax losses and unused tax credits recognised by entities in the tax-consolidated group occurring after the implementation date.
A tax funding agreement has been entered into by the head entity and the controlled entities in the tax-consolidated group. Controlled entities in the tax-consolidated group will continue to be responsible, by the operation of the tax funding agreement, for funding tax payments required to be made by the head entity arising from underlying transactions of the controlled entities. Controlled entities will make (receive) contributions to (from) the head entity for the balances recognised by the head entity described in (i) and (ii) above. The contributions will be calculated in accordance with the tax funding agreement.
Assets and liabilities which arise as a result of differences between the periods in which the underlying transactions occur, and the period in which the funding payments under the tax funding agreement are made, are recognised as intercompany balances receivable and payable in the balance sheet. The recoverability of balances arising from the tax funding arrangements is based on the ability of the tax-consolidated group to utilise the amounts recognised by the head entity.
The entity will be required to make a payment to terminate its liability under the tax funding agreement if it leaves the tax consolidation group.
Goods and services tax
All revenues, expenses and assets are recognised net of any GST paid, except where they relate to products and services which are input taxed for GST purposes or the GST incurred is not recoverable from the relevant tax authorities. In such circumstances, the GST paid is recognised as part of the cost of acquisition of the assets or as part of the particular expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from or payable to the tax authorities is included as a receivable or payable in the balance sheet.
Cash flows are reported on a gross basis reflecting any GST paid or collected. The GST component of cash flows arising from investing or financing activities which are recoverable from, or payable to, local tax authorities are classified as operating cash flows.
Foreign currency transactions and translation
Functional and presentation currency
Items included in the financial statements in each of the Gordian group entities are measured using the currency of the primary economic environment in which that entity operates (the functional currency). The presentation currency of this financial report, and the functional currency of the parent entity, is Australian dollars.
Transactions and balances
Income and expense items denominated in a currency other than the functional currency are translated at the spot exchange rate at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at balance sheet date, with exchange gains and losses recognised in the income statement. The corresponding foreign currency translations of foreign currency denominated outstanding claims liabilities and receivables are reported as a component of claims expense and premium revenue, respectively. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.

Gordian Runoff Limited ABN 11 052 179 647	10 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
Receivables
Receivables are financial assets and are measured at fair value. Given the short-term nature of most receivables, the recoverable amount approximates fair value. A provision for impairment is recognised when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The impairment charge is recognised in the income statement. Bad debts are written off as incurred.
Payables
Trade creditors and accruals are recognised as liabilities for amounts to be paid in the future for goods and services received, whether or not billed to the entity.
Amounts Due To or From Related Parties
Amounts are carried at fair value being nominal amounts due and payable. Interest is taken up as income on an accrual basis. A provision for impairment is recognised when there is objective evidence that the related party will not be able to pay its debts.
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES
The Company makes estimates and assumptions in respect of certain key assets and liabilities. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The key areas in which critical estimates and judgments are applied are described below.
(a) The ultimate liability arising from claims made under insurance contracts
Provision is made at year-end for the estimated cost of claims incurred but not settled at the balance sheet date, including the cost of claims incurred but not yet reported to the Company.
The estimated cost of claims includes direct expenses to be incurred in settling claims gross of the expected value of salvage and other recoveries. The Company takes all reasonable steps to ensure that it has appropriate information regarding its claims exposures. However, given the uncertainty in establishing claims provisions, it is likely that the final outcome will prove to be different from the original liability established.
The estimation of claims incurred but not reported (“IBNR”) is generally subject to a greater degree of uncertainty than the estimation of the cost of settling claims already notified to the Company, where more information about the claim event is generally available. IBNR claims may often not be reported to the insurer until many years after the events giving rise to the claims has happened. The liability class of business will typically display greater variations between initial estimates and final outcomes because there is a greater degree of difficulty in estimating IBNR reserves. For the short tail class, claims are typically reported soon after the claim event, and hence tend to display lower levels of volatility. In calculating the estimated cost of unpaid claims the Company uses a variety of estimation techniques, generally based upon analysis of historical experience, which assumes that the development pattern of the current claims will be consistent with past experience. Allowance is made, however, for changes or uncertainties which may create distortions in the underlying statistics or which might cause the cost of unsettled claims to increase or reduce when compared with the cost of previously settled claims including:
•	changes in Company processes which might accelerate or slow down the development and/or recording of paid or incurred claims, compared with the statistics from previous periods;

•	changes in the legal environment;

•	the effects of inflation;

•	the impact of large losses;

•	movements in industry benchmarks.

Gordian Runoff Limited ABN 11 052 179 647	11 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES (Continued)
Large claims impacting each relevant business class are generally assessed separately, being measured on a case by case basis or projected separately in order to allow for the possible distortive effect of the development and incidence of these large claims.
Where possible the Company adopts multiple techniques to estimate the required level of provisions. This assists in giving greater understanding of the trends inherent in the data being projected. The projections given by the various methodologies also assist in setting the range of possible outcomes. The most appropriate estimation technique is selected taking into account the characteristics of the business class and the extent of the development of each accident year.
Provisions are calculated gross of any reinsurance recoveries. A separate estimate is made of the amounts that will be recoverable from reinsurers based upon the gross provisions. Details of specific assumptions used in deriving the outstanding claims liability at year-end are detailed in note 3.
(b) Assets arising from reinsurance contracts
Assets arising from reinsurance contracts are also computed using the above methods. In addition, the recoverability of these assets is assessed on a periodic basis to ensure that the balance is reflective of the amounts that will ultimately be received, taking into consideration factors such as counterparty and credit risk. Impairment is recognised where there is objective evidence that the Company may not receive amounts due to it and these amounts can be reliably measured.
3. ACTUARIAL METHODS AND ASSUMPTIONS
The entity ceased writing new business and renewals in late 1999 for both its direct insurance and inwards reinsurance business and has run an orderly runoff since. The process for determining the value of outstanding claims liabilities is generally consistent between these two portfolios. This process is described below.
Claims estimates are derived from analysis of the results of several different actuarial models. These models take case estimates as well as payments into account and assume that reported incurred amounts or reported payment amounts will develop steadily from period to period. Other models adopt an ultimate loss ratio for each year that reflects both the long term expected level, as well as incorporating recent experience. The analysis is performed by underwriting year for the inwards reinsurance class and by accident year for the direct insurance class.
Claims are first estimated on an undiscounted basis and are then discounted to allow for the time value of money. The valuation methods adopted include an implicit allowance for future inflation but do not identify the explicit rate. This allows for both general economic inflation as well as any superimposed inflation detected in the modelling of payments experience. Superimposed inflation arises from non-economic factors such as developments of legal precedent.
The liability class of business may be subject to the emergence of new types of latent claims, but no specific allowance is included for this as at the balance sheet date. Such uncertainties are considered when setting the risk margin appropriate for this class.
A description of the processes used to determine the key assumptions is provided below:
The average weighted term to settlement is calculated separately by class of business, based on historical settlement patterns.
The reinsurance percentage for the direct insurance business is calculated based on past reinsurance recovery rates and the structure of the reinsurance arrangements in place.

Gordian Runoff Limited ABN 11 052 179 647	12 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
3. ACTUARIAL METHODS AND ASSUMPTIONS (Continued)
The discount rates are derived from market yields on Government securities as at the balance date, in the currency of the expected claim payments.
Expense rate Claim handling expenses are calculated based on the projected costs of administering the remaining claims until expiry.
The ultimate to incurred claims ratio is derived by accident or underwriting year based on historical development of claims from period to period.
The effect of changes in the assumptions have been shown in the reconciliations of general insurance assets and liabilities in note 15 below.
Process for determining risk margin
The risk margin was determined initially for each portfolio, allowing for the uncertainty of the outstanding claims estimate for each portfolio. Uncertainty was analysed for each portfolio taking into account past volatility in general insurance claims, potential uncertainties relating to the actuarial models and assumptions, the quality of the underlying data used in the models, and the general insurance environment. The estimate of uncertainty is generally greater for long tailed classes when compared to short tail classes due to the longer time until settlement of outstanding claims.
The overall risk margin was determined allowing for diversification between the different portfolios and the relative uncertainty of each portfolio. The assumptions regarding uncertainty for each class were applied to the net central estimates, and the results were aggregated, allowing for diversification in order to arrive at an overall provision that is intended to have a 75% probability of adequacy.

	2007	2006
Risk Margins applied	%	%

Direct insurance	18.8	23.6
Inwards reinsurance	17.6	15.8
Sensitivity analysis — general insurance contracts
There are a number of variables which impact the amounts recognised in the financial statements arising from insurance contracts.
The profit or loss and equity of the company are sensitive to movements in a number of key variables as described below.

Variable	Description of variable

Direct and reinsurance
Average weighted term to settlement	Expected payment patterns are used in determining the outstanding claims liability. A decrease in the average term to settlement would lead to claims being paid sooner than anticipated.

Discount rate	The outstanding claims liability is calculated by reference to expected future payments. These payments are discounted to adjust for the time value of money.

Expense rate	An estimate for the internal costs of administering claims is included in the outstanding claims liability.

Ultimate to incurred claims ratio	The estimated ultimate claims cost is generally greater than the claims reported as incurred to date, due to claims that are incurred but not reported (IBNR) or due to future developments on existing claims.

Direct only
Reinsurance percentage	The direct class assumes money will be recoverable from reinsurers on future claims paid.

Gordian Runoff Limited ABN 11 052 179 647	13 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
3. ACTUARIAL METHODS AND ASSUMPTIONS (Continued)
The following table provides an analysis of the sensitivity of the profit after income tax and total equity to changes in these assumptions both gross and net of reinsurance.
2007
Direct Insurance

		Assumption at 12/07		Profit/(Loss) (after tax)
	Change			Gross of	Net of
	in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.6 years	4.7 years	2,945	2,468
	-0.5 year			(4,134)	(3,491)

Reinsurance percentage	+1%	n/a	12.0%	—	212
(as % of gross IBNR)	-1%			—	196

Discount Rate[1]	+1%	6.4%	6.4%	4,596	3,886
	-1%			(4,842)	(4,197)

Expense Rate	+1%	15.0%	15.0%	(1,086)	(1,086)
	-1%			1,086	1,086

Ultimate to incurred claims ratio[2]	+1%	105.0%	106.0%	(5,965)	(2,797)
	-1%			4,478	3,841
Inwards Reinsurance

		Assumption at 12/07		Profit/(Loss) (after tax)
	Change			Gross of	Net of
	in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	5.7 years	5.7 years	2,606	2,584
	-0.5 year			(4,394)	(4,411)

Reinsurance percentage	+1%	n/a	n/a	—	—
(as % of gross IBNR)	-1%			—	—

Discount Rate[1]	+1%	4.2%	4.2%	8,171	8,146
	-1%			(10,484)	(10,498)

Expense Rate	+1%	18.0%	18.0%	(1,446)	(1,445)
	-1%			1,446	1,445

Ultimate to incurred claims ratio[2]	+1%	103.0%	103.0%	(11,890)	(11,890)
	-1%			7,772	7,772

1 —	This sensitivity reflects the liability movements only. As assets are invested to match the term of liabilities there is little overall profit impact from a change to interest rates.

2 —	This ratio has only been adjusted for years that are not considered to be fully developed.

Gordian Runoff Limited ABN 11 052 179 647	14 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
3. ACTUARIAL METHODS AND ASSUMPTIONS (Continued)
2006
Direct Insurance

		Assumption at 12/06		Profit/(Loss) (after tax)
	Change			Gross of	Net of
	in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.5 years	4.6 years	3,949	3,379
	-0.5 year			(5,202)	(4,248)

Reinsurance percentage	+1%	n/a	10.3%	—	149
(as % of gross IBNR)	-1%			—	(295)

Discount Rate[1]	+1%	6.0%	6.0%	5,603	5,133
	-1%			(7,011)	(5,557)

Expense Rate	+1%	8.8%	8.8%	(2,176)	(2,176)
	-1%			2,176	2,176

Ultimate to incurred claims ratio[2]	+1%	107.9%	108.9%	(6,862)	(4,383)
	-1%			4,392	3,626
Inwards Reinsurance

		Assumption at 12/06		Profit/(Loss) (after tax)
	Change			Gross of	Net of
	in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.4	4.4	5,615	5,582
	-0.5 year			(5,755)	(5,775)

Reinsurance percentage	+1%	n/a	n/a	n/a	n/a
(as % of gross IBNR)	-1%			n/a	n/a

Discount Rate[1]	+1%	5.0%	5.0%	9,420	9,384
	-1%			(9,917)	(9,933)

Expense Rate	+1%	15.8%	15.8%	(1,997)	(1,994)
	-1%			1,997	1,994

Ultimate to incurred claims ratio[2]	+1%	102.9%	103.0%	(13,739)	(13,739)
	-1%			7,727	7,727

1 —	This sensitivity reflects the liability movements only. As assets are invested to match the term of liabilities there is little overall profit impact from a change to interest rates.

2 —	This ratio has only been adjusted for years that are not considered to be fully developed.

Gordian Runoff Limited ABN 11 052 179 647	15 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS
The company’s policies and procedures in respect of managing risks are set out in this note below.
The Board has ultimate responsibility for risk management and governance, including ensuring an appropriate risk framework is in place and is operating effectively. There are, however, other bodies and individuals associated with the Company that manage and monitor financial risk.
The Board
The Board is responsible for the approval of policy regarding shareholder capital investment strategy, policyholder asset and liability strategy and setting the financial risk appetite.
The Audit Committee
The Audit Committee is responsible for ensuring the existence of effective financial risk management policies and procedures.
The Approved Actuary
The Approved Actuary is responsible for reporting on solvency and capital adequacy. A Financial Condition report (FCR) and an Insurance Liability Valuation report (ILVR) must be provided to the Board and the Australian Prudential Regulatory Authority (APRA) at least annually, the ILVR must be peer reviewed annually by an external independent actuary. The Insurance Act also imposers obligations on the Approved Actuary to bring to the attention of the company or in certain circumstances APRA any matter that the Approved Actuary thinks requires action to be taken to avoid prejudice in the interests of the policy holders.
As part of the overall governance framework the and in accordance with Prudential Standards GPS 220 Risk Management and GPS 230 Reinsurance Management issued APRA, the Board and senior management have developed, implemented and maintain a sound and prudent Risk Management Strategy (RMS) and a Reinsurance Management Strategy (REMS).
The RMS and REMS identify the Company’s policies and procedures, processes and controls that comprise its risk management and control systems. These systems address all material risks, financial and non-financial, likely to be faced by the Company. Annually, the Board certifies to APRA that adequate strategies have been put in place to monitor those risks, that the Company has systems in place to ensure compliance with legislative and prudential requirements and that the Board has satisfied itself as to the compliance with the RMS and REMS. The RMS and REMS have been approved by both the Board and APRA.

Gordian Runoff Limited ABN 11 052 179 647	16 of 38

Gordian RunOff Limite
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Key aspects of the processes established in the RMS to mitigate risks include:
•	A formal regular process of risk identification and evaluation, supplemented by a documented control assessment process, is completed by management and communicated to the Board in line with the Board approved Risk Management Strategy.

•	Actuarial models, using information from management information systems, to monitor claims patterns and other relevant statistics. Past experience and statistical methods are used as part of the process.

•	The maintenance and use of various specialist information systems, which provide up to date and reliable data on claims liabilities.

•	Documented procedures that are followed by claims staff that are experienced in the various classes of business previously written.

•	Reinsurance has been used, particularly in the early period of the run-off to limit the Company’s exposure to large single claims. The REMS provides that exposures continue to be monitored and where feasible reinsurance be purchased as means of limiting risk.

•	The mix of investment assets is driven by the nature and term of the insurance liabilities. The management of assets and liabilities is closely monitored in an attempt to match the maturity dates of assets with the expected pattern of claim payments.
Risk and Mitigation
The Company’s activities expose it to a variety of risks. The major risks associated with insurance contracts include:
a)	Development of claims

There is a possibility that changes may occur in the estimate of our obligations at the end of a contract period. The tables in note 15 show the estimates of total ultimate claims at successive year-ends.

b)	Terms and conditions of direct and inwards reinsurance business

There is limited scope to improve the existing terms and conditions. The company has been in orderly run off since 1999, and no new contracts have been entered into since that time.

c)	Concentration of insurance risk

The exposure to concentrations of insurance risk can be mitigated with the purchase of reinsurance where management believes that the price /risk transfer is suitable.
Financial risks include:
Market risk

a)	Interest rate risk

Interest rate risk arises to the extent that there is a mismatch between the fixed-interest portfolios used to back the outstanding claims liability and those outstanding claims. The interest rate risk is managed by matching the duration profiles of the investments assets and the outstanding claims liability.

The accounting policy notes describe the policies used to measure and report the assets and liabilities of the Company. Where the applicable market value is determined by discounting future cash flows, movements in interest rates will result in a reported unrealised gain or loss in the profit and loss account.

AMP Capital Investors Limited manages the investment portfolios on behalf of the Company. The Company seeks to reduce its interest rate risk through the use of investment portfolios as a hedge against its insurance liabilities. To the extent that these assets and liabilities can be matched, unrealised gains or losses on revaluation of liabilities resulting from interest rate movements will be offset by unrealised losses or gains on revaluation of investment assets.

Gordian Runoff Limited ABN 11 052 179 647	17 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Interest rate sensitivity analysis
The following table demonstrates the impact of a 100 basis point change in Australian interest rates, with all other variables held constant, on the company’s shareholder profit after tax. It is assumed that the change occurs as at the reporting date (31 December) and there are concurrent movements in interest rates and parallel shifts in yield curves.

	31 Dec 07	31 Dec 06
Change in Variable	Impact on	Impact on
	Profit after tax	Profit after tax
	$’000	$’000
+100 basis points	(2,797)	(6,000)
- 100 basis points	2,797	6,000
b)	Foreign Currency risk analysis

Currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in exchange rates.

The Company’s financial assets are primarily dominated in the same currencies as its insurance contract liabilities, being United States dollar (USD), Great Britain pounds (GBP) and the European Union Currency (EURO). Where insurance contract liabilities are payable in a foreign currency other than the three mentioned above, the assets backing these liabilities are held in one of the three currencies (or Australian dollars) which best resembles an appropriate proxy.

Other exposures to foreign currency are immaterial.

The following table demonstrates the impact of a 10% increase or decrease in the relevant proxy currencies if the underlying liability currency moved 10% . It is assumed that the relevant change occurs at reporting date.

	31 Dec 07	31 Dec 06
Change in Variable	Impact on	Impact on
	Profit after tax	Profit after tax
	$’000	$’000
+10%	(1,055)	(1,354)
- 10%	1,055	1,354

Gordian Runoff Limited ABN 11 052 179 647	18 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Liquidity risk
Liquidity risk is the risk that the Company will not be able to met its debt obligations or other cash outflows as they fall due because of lack of liquid assets. The Company manages liquidity risk by maintaining adequate reserves and by continuously monitoring forecast and actual cash flows and matching the maturiy profiles of assets and liabilities. As required by APRA prudential Standard GPS 220, the Company has developed and implemented a risk management strategy which is described earlier in this note to control this risk.
The table below summaries the maturity profile of the company’s financial liabilities at 31 December based on contractual undiscounted obligations.
31 Dec 07

	$’000	$’000	$’000	$’000	$’000
	Up to 1	2 to 3	4 to 5	Over 5	Total
	year	years	years	years
Financial liabilities:
Payables	9,835	—	—	—	9,835
Derivatives	—	535	—	443	978

Total	9.835	535	—	443	10,813

31 Dec 06

	$’000	$’000	$’000	$’000	$’000
	Up to 1	2 to 3	4 to 5	Over 5	Total
	year	years	years	years
Financial liabilities:
Payables	8,853	—	—	—	8,853
Derivatives	—	308	—	753	1,061

Total	8,853	308	—	753	9,914

Credit risk
Credit risk is the risk of loss that arises from a counterparty failing to meet their contractual commitments in full and on time, or from losses arising from the change in value of traded financial instruments as a result of changes in credit risk on that instrument.
Credit risk arising from exposure to individual counter parties in the investment portfolios is managed by the investment manager, AMP Capital Investors’ Compliance and Business Risk team, according to a separate investment mandate approved by the Board which aims to duration band match the insurance liability profile within specified credit criteria constraints. Compliance with the mandate is reported to the Board of Directors.
Credit risk in trade receivables in managed by analysing the credit ratings of the underlying debts.
Other than loans to related parties, there are no significant concentrations of credit risk.

Gordian Runoff Limited ABN 11 052 179 647	19 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Credit exposure by credit rating
The table below provides information regarding the credit risk exposure of the Company by classifying assets according to the Company’s credit rating of counter parties:

	31 Dec 07		31 Dec 06
	Reinsurance &	Other Financial	Reinsurance &	Other Financial
	Other Recoveries	Instruments	Other Recoveries	Instruments
	$ 000	$ 000	$ 000	$ 000
AAA	1,168	363,098	4,309	610,982
AA	8,883	535,309	13,661	561,868
A	7,417	49,239	11,721	42,806
BBB	1,272	—	1,410	—
Below BBB	64	—	109	—
Not rated	10,696	70,723	17,637	60,488

Total	29,501	1,018,369	48,847	1,276,144

The following table provides an aged analysis of financial assets neither past due or impaired, past due and not impaired and impaired assets. Impairment is calculated in accordance with note 1.

31 Dec 07	Neither past	Past due but not impaired
	due nor	Under	More than	Impaired	TOTAL
	impaired	90 days	91 days
	$000	$000	$000	$000	$000
Receivables	6,626	(107)	5,276	47	11,842
Reinsurance and Other recoveries	12,164	12	1,361	15,964	29,501

31 Dec 06	Neither past	Past due but not impaired
	due nor	Less than	More than
	impaired	90 days	91 days	Impaired	TOTAL
	$000	$000	$000	$000	$000
Receivables	8,898	(14)	5,419	—	14,303
Reinsurance and Other recoveries	5,060	15,800	205	27,782	48,847

Gordian Runoff Limited ABN 11 052 179 647	20 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Fair Value
Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement and the basis on which revenue and expenses are recognised, in respect of each class of financial asset, financial liability and other investments are under and in Note 1.
Categories of financial instruments

		2007	2006
	Note	$’000	$’000

Reinsurance and other recoveries	11	29,501	48,847
Financial assets
Fair value through the profit and loss:
Cash & cash equivalents	24	13,857	42,291
Receivables	10	11,842	14,303
Other financial assets	12	1,018,369	1,276,144
Financial Liabilities
Payables	16	9,835	8,853
Income tax payable		26,227	24,649
The recorded bid price equates to net fair value for listed debt and equity securities. For derivative contracts, fair value equates to the unrealised gain/loss on the outstanding contract. For the following financial instruments, the cost carrying amount is considered to equate to their fair value:
•	cash deposits
•	loans to related parties
•	receivables
•	payables.
Derivative transactions
The Company uses derivatives in the following way:
Investment management operations
Authority has been given to the investment managers to use derivatives in managing the investment portfolios. There may be various reasons why investment in derivatives is more appropriate than investment in the underlying physical asset including hedging, liquidity and pricing.
The types of derivatives, which the investment manager can use include, interest rate swaps and futures, share price index futures and forward currency agreements.

Gordian Runoff Limited ABN 11 052 179 647	21 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Extent of derivative transactions

	Notional	Fair	Notional	Fair
	value	value	value	value
	2007	2007	2006	2006
	$’000	$’000	$’000	$’000
Investment management operations
Interest Rate Swap Contracts	—	—	10,500	(235)
Interest Rate Futures Contracts	75,006	27	104,668	(480)
Equity Futures & Options Contracts	7,170	(220)	16,762	1,133
The notional value refers to the value of the underlying assets of the derivatives contract. The fair value is the unrealised gain/(loss) on the outstanding contracts.
Capital Management
The Company is subject to externally imposed capital management requirements. The Company must comply with Capital requirements as specified under APRA General Insurance Prudential Standards.
The primary capital management objective is to ensure the company will be able to continue as a going concern while minimising excess capital; through capital initiatives, where appropriate.
The Company’s capital position is monitored by the Company’s Board. There have been no changes in the capital management objectives, policies and processes from the previous period.
The company has at all times during the current and prior financial year complied with the externally imposed capital requirements imposed by Prudential Standard GPS110 and the requirements set out in its insurance license.
The Minimum Capital Requirement (MCR) as a ratio of the Company’s capital base is shown in the table under.

	2007	2006
	$’000	$’000
Tier 1 Capital
Paid-up ordinary shares	1,610,100	1,814,600
General reserves	—	—
Retained earnings	(1,118,908)	(1,193,381)
Current year earnings	106,479	74,473
Excess technical provisions (net of tax)
Less : deductions	32,679	44,573

Net Tier 1 Capital	564,992	651,119

Net Tier 2 Capital	—	—

Total Capital Base	564,992	651,119

Minimum Capital Requirement	91,649	133,113

Capital Adequacy Multiple	6.16	4.89
The entity complies with Prudential Standard GPS110 and the requirements set out in its insurance license.

Gordian Runoff Limited ABN 11 052 179 647	22 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
5. NET PREMIUM REVENUE

	2007	2006
	$’000	$’000
Gross written premium — direct	4	8
Movement in unearned premium — direct	—	20

Direct premium revenue	4	28

Gross written premium (expense)/benefit — inwards	4,689	(1,168)
Movement in unearned premium — inwards	—	—

Inwards reinsurance premium (expense)/revenue	4,689	(1,168)

Premium (expense)/revenue	4,693	(1,140)

Outwards reinsurance premium (expense)/revenue	(280)	(323)

Net Premium Revenue /(Expense)	4,413	(1,463)

6. NET CLAIMS INCURRED
2007

	Current year	Prior years	Total
	$’000	$’000	$’000
Gross claims expense
Direct	—	(101,038)	(101,038)
Inwards reinsurance	—	(43,307)	(43,307)

Gross claims incurred — undiscounted	—	(144,345)	(144,345)
Discount movement	—	25,441	25,441

Total gross claims expense	—	(118,904)	(118,904)

Reinsurance and other recoveries revenue
Reinsurance and other recoveries — undiscounted	—	10,018	10,018
Discount movement	—	(3,516)	(3,516)

Total reinsurance and other recoveries revenue	—	6,502	6,502

Net claims incurred	—	(112,402)	(112,402)

2006

	Current year	Prior years	Total
	$’000	$’000	$’000
Gross claims expense
Direct	—	(25,847)	(25,847)
Inwards reinsurance	—	(59,464)	(59,464)

Gross claims incurred — undiscounted	—	(85,311)	(85,311)
Discount movement	—	14,049	14,049

Total gross claims expense	—	(71,262)	(71,262)

Reinsurance and other recoveries revenue
Reinsurance and other recoveries — undiscounted	—	3,444	3,444
Discount movement	—	(556)	(556)

Total reinsurance and other recoveries revenue	—	2,888	2,888

Net claims incurred	—	(68,374)	(68,374)

Current year claims relate to risks borne in the current financial year. Prior year claims relate to a reassessment of the risks borne in all previous financial years.
As the company stopped writing new business in late 1999, all claims development relates to prior years.

Gordian Runoff Limited ABN 11 052 179 647	23 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
7. OPERATING EXPENSES

	2007	2006
	$’000	$’000
Expenses by Nature
Commission expenses	142	959
Write-off of Bad Debt	6	2,634
Impairment expense — premium receivables	(396)	304
Impairment expense — reinsurance receivables	(1,151)	(3,331)
Net gain on foreign currency	(2,588)	(1,059)
Investment management fees	1,279	2,142
Other management fees	23,892	25,652
External consultant costs	971	1,245
Interest on loan — subsidiary	1,061	—
Other expenses	3,372	(972)

Total Expenses	26,588	27,574

represented by:
General administration expenses included in net claims incurred	18,553	17,612
Acquisition benefit	(114)	(1,618)
Other underwriting expenses	231	1,043
General administration expenses	6,857	10,537
Finance costs	1,061	—

Total expenses	26,588	27,574

8. NET INVESTMENT REVENUE

	2007	2006
	$’000	$’000
Investment income
Interest	37,568	49,005
Interest from/(to) related parties:
- other related parties	28,941	31,912
Dividends and other distributions received	3,580	2,187
Dividends from related parties:
- subsidiaries	—	645
Changes in fair value of investments:
Realised	(29,919)	(21,115)
Unrealised	3,175	(16,674)

Total net investment revenue	43,345	45,960

Gordian Runoff Limited ABN 11 052 179 647	24 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
9. INCOME TAX
a) Analysis of income tax expense

	2007	2006
	$’000	$’000
Current tax	37,049	24,055
Decrease in deferred tax assets	7,539	7,209
Decrease in deferred tax liabilities	—	(3)
Under provided in previous years	1,584	(1,785)
Other adjustments	(500)	—
Prior year tax losses not recognised now recouped	—	—

Income tax expense	45,672	29,476

b) Relationship between income tax expense and accounting profit
The table below provides a reconciliation of differences between prima facie tax calculated as 30% of the profit before income tax for the period and the actual income tax expense recognised in the income statement for the period
In respect of income tax expense attributable to shareholders, the tax rate which applies in both 2007 and 2006 is 30% for Australia and 33% for New Zealand.

	2007	2006
	$’000	$’000
Operating profit before income tax	152,151	103,948

Prima facie income tax at the rate of 30%	45,645	31,184
Tax effect of differences between amounts of income and expenses recognised for accounting and the amounts deductible/assessable in calculating taxable income:
Non assessable income	—	3
Unrealised revaluation of controlled entity	233	—
Capital Loss on subsidiary	(1,181)	—
Other	(609)	74
Over/(Under) provided in prior years	1,584	(1,785)

Income tax expense per income statement	45,672	29,476

c) Analysis of deferred tax asset

	2007	2006
	$’000	$’000
Amounts recognised in income:
- Provision for doubtful debts	8,510	14,713
- Accruals	60	239
- Indirect Claims Costs Adjustments	16,726	20,070
- Unrealised gains/losses	6,202	9,561
- Other	—	6
- Current year’s tax losses	1,181	—

Total deferred tax assets	32,679	44,589

d) Analysis of deferred tax liability

	2007	2006
	$’000	$’000
Amounts recognised in income:
- Other	—	16

Total deferred tax liability	—	16

	2007	2006
	$’000	$’000
Deferred tax asset	32,679	44,589
Deferred tax liability	—	(16)

Net deferred tax asset	32,679	44,573

Gordian Runoff Limited ABN 11 052 179 647	25 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
10. RECEIVABLES

	2007	2006
	$’000	$’000
Current
Premiums receivable — direct insurance	9	13
less: provision for impairment of premium receivable	(9)	(13)

	—	—

Premiums receivable — inwards reinsurance	9,518	9,411
less: provision for impairment of premium receivable	(2,201)	(2,594)

	7,317	6,817

Premium receivables — direct & inwards reinsurance	7,317	6,817

Other receivables	235	529
Other receivables from related parties
-other related parties	—	1,325
Interest receivable from related parties
-other related parties	2,494	2,498

Total current receivables	10,046	11,169

Non-current
Premiums receivable — inwards reinsurance	1,796	3,134

Total non-current receivables	1,796	3,134

11. REINSURANCE AND OTHER RECOVERIES

	2007	2006
	$’000	$’000
Expected future reinsurance recoveries undiscounted
- on claims paid	23,191	25,988
- on outstanding claims	41,173	62,389

	64,364	88,377

Discount to present value	(8,706)	(12,222)
less: provision for impairment of reinsurance assets	(26,157)	(27,308)

Reinsurance and other recoveries receivable	29,501	48,847

Current
Reinsurance and other recoveries receivable	31,448	39,701
less: provision for impairment of reinsurance assets	(17,745)	(20,611)

	13,703	19,090

Non-current
Reinsurance and other recoveries receivable	24,211	36,454
less: provision for impairment of reinsurance assets	(8,413)	(6,697)

	15,798	29,757

Refer to note 15 for a reconciliation of the movement in reinsurance and other recoveries on incurred claims over the year.

Gordian Runoff Limited ABN 11 052 179 647	26 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
12. OTHER FINANCIAL ASSETS

	Company
	2007	2006
	$’000	$’000
Current
Quoted investments — at fair value
Government and semi-government bonds*	63,208	31,147
Corporate bonds	44,563	79,335
Derivatives	1,818	1,875

	109,589	112,357

Unquoted investments — at fair value value
Units held in cash management trusts
- Other related parties	4,193	—
Units held in other unit trusts
- Other related parties	34,847	15,151
Loan to related party in the wholly owned group	442,119	422,094

	481,159	437,245

Total current financial assets	590,748	549,602

Non-current
Quoted investments — at fair value
Government and semi-government bonds*	223,969	400,150
Corporate bonds	171,969	293,922
Shares in other corporations	926	935

	396,864	695,007

Unquoted investments — at fair value
Shares in controlled entities	30,689	31,467
Shares in associated entities	68	68

	30,757	31,535

Total non-current financial assets	427,621	726,542

Total financial assets	1,018,369	1,276,144

*	The Company has given security over government and semi-government bonds against letters of credit of $28.3m (31 December 2006: $44.9m). These assets provide security to the extent of 105% to 110% of the outstanding letters of credit. The security agreements do not restrict the investments from being traded.

Gordian Runoff Limited ABN 11 052 179 647	27 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
12. OTHER FINANCIAL ASSETS (continued)
Investments in controlled entities

	2007	2007	2006	2006
Name of entity	%	$’000%		$’000

Gordian RunOff (UK) Limited	100	30,689	100	31,467

		30,689		31,467

Gordian RunOff (UK) Limited is incorporated in the United Kingdom and is audited by Ernst & Young UK.
13. OTHER ASSETS

	2007	2006
	$’000	$’000

Current
Deferred acquisition costs	—	—
Prepayments	164	240

Total current other assets	164	240

	2007	2006
	$’000	$’000
Deferred acquisition costs as at 1 January	—	3
Amortisation charged to income	—	(3)

Deferred acquisition costs as at 31 December	—	—

Gordian Runoff Limited ABN 11 052 179 647	28 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
14. UNEARNED PREMIUM

	2007	2006
	$’000	$’000

Unearned premium liability as at 1 January	—	20

Earning of premiums written in previous periods	—	(20)

Unearned premium liability as at 31 December	—	—

15. OUTSTANDING CLAIMS

	2007	2006
	$’000	$’000
Central estimate	467,488	703,638
Risk margin	64,931	103,293

	532,419	806,931
Discount to present value	(85,463)	(109,727)

Gross outstanding claims liability	446,956	697,204

Current	90,891	112,751
Non-current	356,065	584,453

Total outstanding claims	446,956	697,204

Investment assets in the form of debt securities are held to back the liability for outstanding claims and are realised on a regular basis to meet claims. The amount of claims likely to be settled within 12 months of the reporting date is classified as current.
The Company has been closed to new business since 1999 and there have been no new direct or inwards reinsurance contracts issued in the five years prior to and including this report.
As described in note 1, the outstanding claims liability is the best estimate of the present value of the expected future payments, after the inclusion of a risk margin. At each balance date, the amount of the liability is reassessed and it is likely that changes will arise in the estimates of liabilities. The tables in the following pages show the estimates of total ultimate claims at successive year ends.

Gordian Runoff Limited ABN 11 052 179 647	29 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
15. OUTSTANDING CLAIMS (continued)
Reconciliation of movement in discounted outstanding claims liability
2007

	Gross	Reinsurance	Net
	$’000	$’000	$’000
Amount outstanding brought forward	697,204	48,847	648,357

Claim payments/ recoveries during the period	(112,791)	(11,520)	(101,271)
Effect of changes in assumptions	(118,509)	(7,853)	(110,656)
Effect of changes in exchange rates	(18,948)	27	(18,975)

Amount outstanding carried forward	446,956	29,501	417,455

2006

	Gross	Reinsurance	Net
	$’000	$’000	$’000
Amount outstanding brought forward	918,152	71,196	846,956

Claim payments/ recoveries during the period	(149,686)	(25,237)	(124,449)
Effect of changes in assumptions	(57,129)	2,857	(59,986)
Effect of changes in exchange rates	(14,133)	31	(14,164)

Amount outstanding carried forward	697,204	48,847	648,357

Gordian Runoff Limited ABN 11 052 179 647	30 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
15. OUTSTANDING CLAIMS (continued)
Claims Development Table

	Inwards Reinsurance		Direct Insurance		Total
	Net	Gross	Net	Gross	Net	Gross
Estimate of Cumulative claims	$’000	$’000	$’000	$’000	$’000	$’000

31 December 2001	5,064,881	5,402,510	1,384,633	1,857,817	6,449,514	7,260,327
31 December 2002	5,026,838	5,389,980	1,415,333	1,920,262	6,442,171	7,310,242
31 December 2003	5,044,587	5,439,170	1,462,533	1,952,003	6,507,120	7,391,173
31 December 2004	4,990,587	5,379,685	1,432,295	1,882,078	6,422,882	7,261,763
31 December 2005	4,966,996	5,344,998	1,491,990	1,933,978	6,458,986	7,278,976
31 December 2006	4,938,503	5,313,834	1,463,731	1,901,401	6,402,234	7,215,235
31 December 2007	4,930,513	5,305,046	1,393,892	1,822,020	6,324,405	7,127,066

Estimate of Cumulative Claims at 31 December 2007	4,930,513	5,305,046	1,393,892	1,822,020	6,324,405	7,127,066

Cumulative Payments	4,691,017	5,064,768	1,259,843	1,650,593	5,950,860	6,715,361

Undiscounted central estimate	239,496	240,278	134,049	171,427	373,545	411,705

Effect of Discounting	43,160	43,160	33,614	42,303	76,774	85,463

Discounted Central Estimate	196,336	197,118	100,435	129,124	296,771	326,242

Risk Margin						64,931
Claims Handling Provision						55,783

Gross Outstanding Claims as per the Balance Sheet						446,956

16. PAYABLES

	2007	2006
	$’000	$’000

Current
Trade & other creditors	1,996	3,303
Other borrowings from related parties
- subsidiaries		—
- other related parties	7,551	5,128

Total current payables	9,547	8,431

Non-current
Trade & other creditors	288	422

Total non-current payables	288	422

Gordian Runoff Limited ABN 11 052 179 647	31 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
17. INTEREST BEARING LOAN

	2007	2006
	$’000	$’000
Current
Loan
— subsidiaries	25,723	—

Total current payables	25,723	—

18. ISSUED CAPITAL

	2007	2006
	$’000	$’000
Paid up capital
1,840,000,005 fully paid ordinary shares at $0.88 per share (2006: 1,840,000,005) at $0.99 per share	1,610,100	1,814,600

Total paid up capital	1,610,100	1,814,600

Movement in ordinary share capital
Balance beginning of the year	1,814,600	1,978,600
Movement for the year — Capital reduction 18 August 06	—	(164,000)
Movement for the year — Capital reduction 27 June 07	(113,000)	—
Movement for the year — Capital reduction 28 May 07	(91,500)	—

Balance at the end of the period	1,610,100	1,814,600

Rights attaching to Ordinary Shares
Ordinary shares attract the following rights:
(a)	to receive notice of and to attend and vote at all general meetings of the Company;

(b)	to receive dividends; and

(c)	in a winding up, to participate equally in the distribution of the assets of the Company (both capital and surplus), subject only to any amounts unpaid on the Share.
19. FRANKING ACCOUNT
No dividends were paid or proposed during the year.
The AMP Limited group entered into Tax Consolidation during 2003. Under Tax Consolidation, the franking account balances for group companies were transferred to the Head Entity, AMP Limited.
The entity will be required to make a payment to terminate its liability under the tax funding agreement if it leaves the tax consolidation group.

Gordian Runoff Limited ABN 11 052 179 647	32 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
20. KEY MANAGEMENT PERSONNEL COMPENSATION
The following individuals were the key management personnel of Gordian RunOff Limited for the current and prior reporting periods (unless stated otherwise):

Date of Appointment/Resignation during the
Name	current or prior reporting period

Peter Clarke
Richard Grellman
Paul Leaming	31-12-2007, Appointed
William Roberts
Felix Zaccar
Peter Hodgett	31-12-2007, Resigned
Andrew Mohl	31-12-2007, Resigned
The following table provides aggregate details of the compensation of key management personnel of Gordian RunOff Limited.

	Short-term employee	Post-employment	Other long-term	Termination	Share-based
	benefits	benefits	benefits	benefits	payments	Total
Year	$	$	$	$	$	$
2007	6,396,418	204,889	—	7,667,817	2,837,771	17,106,895
2006	6,306,101	205,061	—	—	2,318,215	8,829,377
Key management personnel disclosed above, also provided services to other related entities during the year. The above remuneration amounts include all amounts paid for services rendered to related entities and those services rendered to Gordian RunOff Limited.
21. AUDITORS’ REMUNERATION

	2007	2006
	$’000	$’000
Amounts received, or due and receivable, by Ernst & Young for:
— other services	237	129

Auditors’ remuneration for the year ended 31 December 2007 is paid on the entity’s behalf by a controlled entity within the AMP Limited Group.
22. CONTINGENT LIABILITIES
Legal disputes
The nature of the insurance reinsurance business from time to time gives rise to disputes. Several claims have been denied or recoveries disputed, giving rise to legal actions over coverage issues. Any resulting litigation/arbitration will be vigorously defended or pursued. In assessing claim liabilities or reinsurance recoveries, management has reserved based on its best estimate of the likely outcomes. The nature of these disputes are such that the quantum and timing of the outcome are uncertain.

Gordian Runoff Limited ABN 11 052 179 647	33 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
23. RELATED PARTIES
Controlling Entity
The immediate parent entity at 31 December 2007 is AG Australia Holdings Ltd. AMP Limited at 31 December 2007 is the ultimate parent entity.
Controlled Entities
Information relating to controlled entities is included at Note 12.
Directors
The directors of the Company during the financial year, and the dates of appointments and resignations during the year are:

Peter Clarke
Richard Grellman
Paul Leaming	31-12-07, Appointed
William Roberts
Felix Zaccar
Peter Hodgett
Andrew Mohl	31-12-07, Resigned
Other transactions with key management personnel of the Company
During the year, transactions may have been entered into between key management personnel and entities within the AMP Limited Group. These transactions are within a normal employee, customer or supplier relationship on terms and conditions no more favourable than those available to other employees, customers or members (unless otherwise described below) and may include:
•	normal personal banking with AMP Bank Limited including the provision of credit cards;

•	the purchase of AMP superannuation and related products;

•	financial investment services;

•	other advisory services.
These transactions do not have the potential to adversely affect the decisions about the allocation of scarce resources made by users of the consolidated entity’s financial statements, or discharge of accountability by key management personnel. The transactions are considered to be trivial or domestic in nature.
Transactions within the wholly owned group
Transactions between Gordian RunOff Limited and its controlled entities, and other related parties for the financial year consisted of:
•	Payment of management fees for services provided;
•	Provision of intercompany loan;
•	Interest on intercompany loan;
•	Receipt of dividend; and
•	Provision of share capital.

Gordian Runoff Limited ABN 11 052 179 647	34 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
The aggregate amounts brought to account in respect of the following types of transactions and each class of related party involved were:

	2007	2006
	$	$
Amounts attributable to transactions with related parties
Operating profit before income tax includes aggregate amounts attributable to transactions in respect of:

Investment Expenses — other related parties	997,909	2,053,027
Interest Revenue — other related parties	28,941,231	31,911,761
Dividend Revenue — subsidiaries	—	645,161
Management Expenses — other related parties	23,891,864	25,652,346

	2007	2006
	$	$
Amounts receivable from and payable to related parties

Aggregate amounts receivable at balance date from:
Interest receivable — other related parties	2,493,927	2,498,449
Intercompany receivables — other related parties	—	1,325,723
Loans — other related parties	442,118,711	422,093,922

Aggregate amounts payable at balance date to:
Payables — other related parties	26,036,115	5,128,164

AMP Capital Investors Limited, a related entity within the wholly owned group, manages the majority of the investments of the consolidated entity under a management contract, which follows the normal terms and conditions for such contracts. Fees are paid or are due and payable for the management of investment portfolios under normal terms and conditions.
AMP Services Limited and Enstar Australia Limited (formerly Cobalt Solutions Australia Limited), fellow wholly owned controlled entities, provide operational and administrative (including employee related) services to the consolidated entity. The services provided are in the normal course of the business and are on normal commercial terms and conditions.
The Company advanced additional loans to AMP Life Limited. These transactions were made under normal market terms and conditions.

Gordian Runoff Limited ABN 11 052 179 647	35 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
24. CASH FLOW RECONCILIATIONS

	2007	2006
	$’000	$’000
(i) Reconciliation of cash
Cash balance comprises:
Cash on hand	13,457	10,141
Short term money market deposits	400	32,150

	13,857	42,291

	2007	2006
	$’000	$’000
(ii) Reconciliation of net cash flows from operating activities to operating profit after income tax

Operating profit after income tax	106,479	74,474

Changes in net market value of investments	23,327	16,674
Net loss/(gain) on sale of investments	29,919	21,115
Net (gain)/loss on foreign currency transactions	(15,307)	(4,618)
Changes in assets and liabilities
— Increase in accrued interest	(5)	(11,466)
— Decrease in receivables	(18,649)	35,446
— Decrease in reinsurance and other recoveries receivable	16,872	26,216
— Decrease in other assets	(166)	3
— Decrease in unearned premiums	—	(20)
— Decrease in outstanding claims	(250,248)	(220,948)
— Decrease in accounts payable & borrowings	2,307	(28,409)
— Decrease in income taxes payable	1,578	7,206
— Decrease in deferred taxes payable, net of future tax benefit	11,895	24,291

Net cash flows used in operating activities	(91,998)	(60,036)

Gordian Runoff Limited ABN 11 052 179 647	36 of 38

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2007
25. FINANCIAL SUPPORT
The Company has the benefit of the support of the immediate parent AG Australia Holdings Limited, by virtue of a guarantee dated 16 June 1992 whereby the parent has guaranteed payments under policies of insurance issued by the Company. This applies to claims made and arising prior to the date of revocation of this guarantee being 30 June 2002.
26. EVENTS OCCURRING AFTER THE REPORTING DATE
On 11 December 2007 a Sale and Purchase Agreement was entered into by the ultimate parent AMP Limited and Enstar Australia Holdings Pty Ltd for the sale of the entity.
The sale was subject to a number of conditions including regulatory approval by the Australian Prudential Regulatory Authority (APRA) who subsequently approved the Sale Agreement on 22 February 2008. The sale was then completed on 5 March 2008. Enstar Australia Holdings Pty Ltd assumed ownership of the company at this point.
The Australian Prudential Regulation Authority has approved a further reduction in capital of up to $147,000,000. Capital was subsequently reduced on 14 February 2008 for this amount via the reduction in loans to its parent entity.
In March 2008 the loan receivable from a related party was fully repaid to the Company and invested in cash.

Gordian Runoff Limited ABN 11 052 179 647	37 of 38

Report of Independent Auditors
The Board of Directors of Gordian Runoff Limited
We have audited the accompanying balance sheets of Gordian Runoff Limited as of December 31, 2007 and 2006, and the related income statements, statements of changes in equity, and cash flow statements for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gordian Runoff Limited at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
/s/ Ernst & Young
Sydney, Australia
May 15, 2008

Liability limited by a scheme approved under Professional Standards Legislation

GORDIAN RUNOFF LIMITED
ABN 11 052 179 647
FINANCIAL REPORT
31 DECEMBER 2006
Contents:

Page
Financial Report
Financial Statements
— Income Statement	2
— Balance Sheet	3
— Statement of Changes in Equity	4
— Cash Flow Statement	5
Notes to the Financial Statements	6
Report of Independent Auditors	39

Gordian Runoff Limited ABN 11 052 179 647	1 of 39

Gordian RunOff Limited
Income Statement
For the year ended 31 December 2006

		2006	2005
	Note	$’000	$’000

Direct premium revenue		28	273
Inwards reinsurance premium (expense)/revenue		(1,168)	3,539
Outwards reinsurance premium (expense)/revenue		(323)	1,670

Net premium (expense)/revenue	5	(1,463)	5,482

Direct claims (benefit)/expense		(34,739)	75,805
Inwards Reinsurance claims benefit		(36,523)	(31,047)
Reinsurance & other recoveries (expense)/revenue		(2,888)	736

Net claims incurred	6	(68,374)	44,022

Net movement in unexpired risk liability		—	(485)

Other underwriting income		1,040	896

Acquisition benefit		(1,618)	(807)
Other underwriting expenses		1,043	1,753

Underwriting (benefit)/expense	7	(575)	946

Underwriting result		68,526	(38,105)

Net investment revenue	8	45,960	101,706
General administration expenses	7	10,537	(3,391)

Net profit before tax		103,949	66,992

Income tax expense/(benefit) attributable to operating profit	9	29,476	17,052

Net profit attributable to members of Gordian RunOff Limited		74,473	49,940

The above Income Statement should be read in conjunction with the accompanying notes.

Gordian Runoff Limited ABN 11 052 179 647	2 of 39

Gordian RunOff Limited
Balance Sheet
As at 31 December 2006

		2006	2005
	Note	$’000	$’000

Current assets
Cash and cash equivalents	23	42,291	11,913
Receivables	10	11,169	39,884
Reinsurance and other recoveries receivable	11	19,090	30,915
Other financial assets	12	549,602	663,048
Other assets	13	240	3

Total current assets		622,392	745,763

Non-current assets
Receivables	10	3,134	8,961
Reinsurance and other recoveries receivable	11	29,757	40,281
Other financial assets	12	726,542	937,068
Deferred tax assets	9	44,573	51,779

Total non-current assets		804,006	1,038,089

Total assets		1,426,398	1,783,852

Current liabilities
Unearned premium liability	14	—	20
Outstanding claims liability	15	112,751	159,202
Payables	16	8,431	78,718
Current Tax Liabilities		24,649	358

Total current liabilities		145,831	238,298

Non-current liabilities
Outstanding claims liability	15	584,453	758,950
Payables	16	422	1,385

Total non-current liabilities		584,875	760,335

Total liabilities		730,706	998,633

Net assets		695,692	785,219

Shareholders’ equity
Issued Capital	17	1,814,600	1,978,600
Accumulated losses		(1,118,908)	(1,193,381)

Total shareholders’ equity		695,692	785,219

The above Balance Sheet should be read in conjunction with the accompanying notes.

Gordian Runoff Limited ABN 11 052 179 647	3 of 39

Gordian RunOff Limited
Statement of Changes in Equity
For the year ended 31 December 2006

		Accumulated
	Issued Capital	Losses	Total
	$’000	$’000	$’000
Balance as at 1 January 2006	1,978,600	(1,193,381)	785,219
Net Profit/(loss) after income tax	—	74,473	74,473
Change in Equity — Capital reduction	(164,000)	—	(164,000)

Balance as at 31 December 2006	1,814,600	(1,118,908)	695,692

Balance as at 1 January 2005	1,978,600	(1,243,321)	735,279
Net Profit/(loss) after income tax	—	49,940	49,940

Balance as at 31 December 2005	1,978,600	(1,193,381)	785,219

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

Gordian Runoff Limited ABN 11 052 179 647	4 of 39

Gordian RunOff Limited
Cash Flow Statement
For the year ended 31 December 2006

		2006	2005
	Note	$’000	$’000
Cash flows from operating activities
Premiums received		16,828	4,908
Reinsurance and other recoveries		25,237	63,543
Dividends received		2,833	2,178
Interest received		80,902	100,996
Other sundry receipts		7,082	(4,595)
(Payments)/refunds of outward reinsurance		(774)	1,599
Claims paid		(149,686)	(194,638)
Other underwriting (costs)/benefits		(1,362)	(1,339)
Payments to suppliers and employees		(43,116)	(29,669)
Income taxes (paid)/received		2,020	20,291

Cash flows from/(used in) operating activities	23	(60,036)	(36,726)

Cash flows from investing activities
Proceeds from sale of investments		807,810	1,595,254
Payments for investments		(613,805)	(1,352,631)
Proceeds from share cancellation — related party		—	2,000
Loans received from related parties		40,000	3,123
Loans advanced to related party		—	(235,628)

Cash flows from/(used in) investing activities		234,005	12,118

Cash flows from/(used in) financing activities
Payment for capital reduction		(164,000)	—

Cash flows from/(used in) financing activities		(164,000)	—

Net decrease in cash held		9,969	(24,608)
Effect of exchange rate changes on the balances of cash held in foreign currencies		—	608
Balance at the beginning of the year		32,322	56,322

Balance at the end of the year	23	42,291	32,322

The above Cash Flow Statement should be read in conjunction with the accompanying notes.

Gordian Runoff Limited ABN 11 052 179 647	5 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of preparation
This Financial Report, comprising the financial statements and the notes thereto, complies with International Financial Reporting Standards as issued by the International Accounting Standards Board.
The financial statements are separate financial statements as the exemption from preparing consolidated financial statements has been used. The entity and its subsidiaries have been consolidated into the financial statements of AMP Limited, of  33 Alfred St Sydney NSW Australia, an entity incorporated in Australia. Copies of these accounts can be requested from AMP Limited at this address.
The entity’s significant investments in subsidiaries, including the name, country of incorporation or residence, proportion of ownership interest and can found in Note 12 to these accounts. A description of the method used to account for these investments is described under Investment in controlled entities later in this note.
The Financial Report has been prepared in accordance with the historical cost convention except for investments, which have been measured at fair value, and insurance liabilities, which have been discounted to present value.
The principal accounting policies adopted in the preparation of the Financial Report are set out below. These policies have been consistently applied to the current year and comparative period, unless otherwise stated. The same accounting policies and methods of computation are followed by this Financial Report as compared with the 31 December 2005 Financial Report. Where necessary, comparative information has been reclassified to be consistent with current period disclosures.
Accounting Standards that have recently been issued or amended but are not yet effective have not been adopted for the reporting period ending 31 December 2006. When applied in future periods, these recently issued or amended standards are not expected to have a material impact on the company’s results or financial position; however they may impact Financial Report disclosures.
Operating revenue
Operating revenue comprises reinsurance and general insurance earned premiums, recoveries, interest income and investment income. Investment income is brought to account on an accrual basis. Other underwriting income comprises sundry receipts.

Gordian Runoff Limited ABN 11 052 179 647	6 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
Premium revenue and unearned premiums
Premium revenue
Premium revenue comprises premiums from direct business and from reinsurance business.
Premium revenue includes amounts charged to the policyholders or other insurers, including fire service levies but excluding stamp duties, GST and other amounts collected on behalf of third parties.
Premium revenue, including that on unclosed business, is recognised in the income statement when it has been earned. Premium revenue is recognised in the income statement from the attachment date over the period of the contract for direct business and over the period of indemnity for reinsurance business. Where time does not approximate the pattern of risk, previous claims experience is used to derive the incidence of risk.
The proportion of premium received or receivable not earned in the income statement at the reporting date is recognised in the balance sheet as an unearned premium liability.
Premiums on unclosed business are calculated as the difference between an estimate of the ultimate and booked premiums. Actuarial techniques are used to estimate the ultimate premium and are based on historical premium booking patterns.
Unearned premiums
Unearned premiums represent premium revenue attributable to future accounting periods. For direct insurances and certain inwards reinsurance classes of business, unearned premium is determined by apportioning the premiums written in the year over the period of insurance cover, reflecting the pattern in which risk emerges under these policies.
In respect of inwards reinsurance space business, premiums are unearned until the satellite launch date, and thereafter are recognised as earned according to the risks associated with the launch, post launch and in-orbit periods.
Unexpired risk liability
The adequacy of the unearned premium liability in respect of each class of business is assessed by considering current estimates of all expected future cash flows relating to future claims covered by current insurance contracts.
If the present value of the expected future cash flows relating to future claims exceeds the unearned premium liability less related intangible assets and related deferred acquisition costs then the unearned premium liability is deemed to be deficient.
The entire deficiency is recognised immediately in the income statement. The deficiency is recognised first by writing down any related intangible assets and then related deferred acquisition costs, with any excess being recorded in the balance sheet as an unexpired risk liability.
Outward reinsurance premium expense and deferred reinsurance premium
Premiums ceded to reinsurers are recognised as an expense over the period of cover using the methods applicable to premium revenue as set out above.

Gordian Runoff Limited ABN 11 052 179 647	7 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
Outstanding claims
The liability for outstanding claims is measured as the best estimate of the present value of expected future payments against claims incurred at the reporting date under general insurance contracts issued by the Company, with an additional risk margin to allow for the inherent uncertainty in the best estimate.
The expected future payments include those in relation to claims reported but not yet paid; claims incurred but not reported (IBNR), claims incurred but not enough reported (IBNER) and anticipated claims handling costs.
Claims handling costs include costs that can be associated directly with individual claims, such as legal and other professional fees, and costs that can only be indirectly associated with individual claims, such as claims administration costs.
The liability for direct insurance includes an allowance for inflation and superimposed inflation and is measured as the present value of the expected future ultimate cost of settling claims. The expected future payments are discounted to present value using a risk free rate.
A risk margin is applied to the outstanding claims liability, net of reinsurance and other recoveries, to reflect the inherent uncertainty in the best estimate. This risk margin increases the probability that the net liability is adequately provided for to a 75% confidence level.
Reinsurance and other recoveries
Reinsurance and other recoveries consist of receivables on paid claims and outstanding claims, and are recognised as revenue when claims are paid or the outstanding claim is raised. Reinsurance receivables are discounted to present value consistent with the discounting of outstanding claims set out above. A provision for impairment is recognised when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The impairment charge is recognised in the income statement. Bad debts are written off as incurred.
Fire brigade levies and other statutory charges
A liability for fire brigade levies and other statutory charges is recognised on business written to the balance date. Levies and charges payable are expensed on the same basis as the recognition of the related premium revenue, with the portion relating to unearned premiums being reported as deferred statutory charges in Note 13.
Investment income
Dividend and interest income is recognised in the income statement on an effective interest method when the entity obtains control of the right to receive the revenue.
Realised gains and losses represent the change in value between the previously reported value and the amount received on sale of the asset. Unrealised gains and losses represent changes in the fair value of financial assets recognised in the period.

Gordian Runoff Limited ABN 11 052 179 647	8 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
Assets backing general insurance liabilities
As part of its investment strategy, the Company actively manages its investment portfolio to ensure that investments mature in accordance with the expected pattern of future cash flows arising from general insurance liabilities.
The Company has determined that all assets are held to back general insurance liabilities on the basis that all assets are available for the settlement of claims if required.
The following policies apply to assets held to back general insurance liabilities.
Financial assets
Financial assets are designated at fair value through profit or loss. Initial recognition is at cost in the balance sheet and subsequent measurement is at fair value with any resultant unrealised gains or losses recognised in the income statement. Details of fair value for the different types of financial assets are listed below:
Cash and cash equivalents
Cash and cash equivalents comprise cash on hand that is available on demand and deposits held at call with financial institutions. Cash and cash equivalents are carried at fair value, being the principal amount. For the purposes of the cash flow statement, cash also includes other highly liquid investments not subject to significant risk of change in value.
Cash trusts
The fair value of units in a listed cash trust reflects the quoted bid price at balance date. There is no reduction for realisation costs in the value of units in a cash trust. Unlisted unit trusts are recorded at fund managers valuations.
Debt securities
Debt securities are initially recognised at fair value, representing the purchase cost of the asset exclusive of any transaction costs. Debt securities are subsequently measured at fair value, with any realised and unrealised gains or losses arising from changes in the fair value being recognised in the income statement for the period in which they arise. The fair value of a traded interest bearing security reflects the bid price at balance date. Interest bearing securities that are not frequently traded are valued by discounting the estimated recoverable amounts, using prevailing interest rates. Debt securities are accounted for on a trade date basis.
Derivatives
Derivatives are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently measured at their fair value. All derivatives are carried as assets when their fair value is positive, and as liabilities when their fair value is negative. Derivatives are exchange traded and are fair valued using their publicly quoted bid price on the date of valuation.
Equity securities
Equity securities are initially recognised at fair value, representing the purchase cost of the asset exclusive of any transaction costs. Equity securities are subsequently measured at fair value, with any realised and unrealised gains or losses arising from changes in the fair value being recognised in the income statement. The fair value of a quoted equity security reflects the quoted bid price at balance date. Equity securities not traded in an organised financial market are valued at estimated fair value based on future cash flows discounted at appropriate interest rates.
Investments in controlled entities
Investments in controlled entities are valued at the lower of net assets and recoverable amount which have been adopted as a proxy for fair value. Any write down in value to recoverable amount is reported in the Income Statement.

Gordian Runoff Limited ABN 11 052 179 647	9 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
Taxes
Income tax
Income tax expense is the tax payable on taxable income for the current period based on the income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to: (i) temporary differences between the tax bases of assets and liabilities and their balance sheet carrying amounts, and (ii) unused tax losses.
Deferred tax
Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction.
The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.
Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.
Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
The tax impact on income and expense items recognised directly in equity is also recognised directly in equity.
Tax Consolidation
AMP Limited, Gordian Runoff Limited and certain other wholly owned controlled entities of AMP Limited comprise a tax-consolidated group of which AMP Limited is the head entity. The implementation date for the tax-consolidated group was 30 June 2003.
Under tax consolidation, AMP Limited as head entity, assumes the following balances from subsidiaries within the tax-consolidated group:
(i)	Current tax balances arising from external transactions recognised by entities in the tax-consolidated group occurring after the implementation date, and;

(ii)	Deferred tax assets arising from unused tax losses and unused tax credits recognised by entities in the tax-consolidated group occurring after the implementation date.
A tax funding agreement has been entered into by the head entity and the controlled entities in the tax-consolidated group. Controlled entities in the tax-consolidated group will continue to be responsible, by the operation of the tax funding agreement, for funding tax payments required to be made by the head entity arising from underlying transactions of the controlled entities. Controlled entities will make (receive) contributions to (from) the head entity for the balances recognised by the head entity described in (i) and (ii) above. The contributions will be calculated in accordance with the tax funding agreement.
Assets and liabilities which arise as a result of differences between the periods in which the underlying transactions occur, and the period in which the funding payments under the tax funding agreement are made, are recognised as intercompany balances receivable and payable in the balance sheet. The recoverability of balances arising from the tax funding arrangements is based on the ability of the tax-consolidated group to utilise the amounts recognised by the head entity.

Gordian Runoff Limited ABN 11 052 179 647	10 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
Goods and services tax
All revenues, expenses and assets are recognised net of any GST paid, except where they relate to products and services which are input taxed for GST purposes or the GST incurred is not recoverable from the relevant tax authorities. In such circumstances, the GST paid is recognised as part of the cost of acquisition of the assets or as part of the particular expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from or payable to the tax authorities is included as a receivable or payable in the balance sheet.
Cash flows are reported on a gross basis reflecting any GST paid or collected. The GST component of cash flows arising from investing or financing activities which are recoverable from, or payable to, local tax authorities are classified as operating cash flows.
Foreign currency transactions and translation
Functional and presentation currency
Items included in the financial statements in each of the Gordian group entities are measured using the currency of the primary economic environment in which that entity operates (the functional currency). The presentation currency of this financial report, and the functional currency of the parent entity, is Australian dollars.
Transactions and balances
Income and expense items denominated in a currency other than the functional currency are translated at the spot exchange rate at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at balance sheet date, with exchange gains and losses recognised in the income statement. The corresponding foreign currency translations of foreign currency denominated outstanding claims liabilities and receivables are reported as a component of claims expense and premium revenue, respectively. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.
Receivables
Receivables are financial assets and are measured at fair value. Given the short-term nature of most receivables, the recoverable amount approximates fair value. A provision for impairment is recognised when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The impairment charge is recognised in the income statement. Bad debts are written off as incurred.
Payables
Trade creditors and accruals are recognised as liabilities for amounts to be paid in the future for goods and services received, whether or not billed to the entity.
Amounts Due To or From Related Parties
Amounts are carried at fair value being nominal amounts due and payable. Interest is taken up as income on an accrual basis. A provision for impairment is recognised when there is objective evidence that the related party will not be able to pay its debts.

Gordian Runoff Limited ABN 11 052 179 647	11 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES
The Company makes estimates and assumptions in respect of certain key assets and liabilities. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The key areas in which critical estimates and judgments are applied are described below.
(a) The ultimate liability arising from claims made under insurance contracts
Provision is made at year-end for the estimated cost of claims incurred but not settled at the balance sheet date, including the cost of claims incurred but not yet reported to the Company.
The estimated cost of claims includes direct expenses to be incurred in settling claims gross of the expected value of salvage and other recoveries. The Company takes all reasonable steps to ensure that it has appropriate information regarding its claims exposures. However, given the uncertainty in establishing claims provisions, it is likely that the final outcome will prove to be different from the original liability established.
The estimation of claims incurred but not reported (“IBNR”) is generally subject to a greater degree of uncertainty than the estimation of the cost of settling claims already notified to the Company, where more information about the claim event is generally available. IBNR claims may often not be reported to the insurer until many years after the events giving rise to the claims has happened. The liability class of business will typically display greater variations between initial estimates and final outcomes because there is a greater degree of difficulty in estimating IBNR reserves. For the short tail class, claims are typically reported soon after the claim event, and hence tend to display lower levels of volatility. In calculating the estimated cost of unpaid claims the Company uses a variety of estimation techniques, generally based upon analysis of historical experience, which assumes that the development pattern of the current claims will be consistent with past experience. Allowance is made, however, for changes or uncertainties which may create distortions in the underlying statistics or which might cause the cost of unsettled claims to increase or reduce when compared with the cost of previously settled claims including:
•	changes in Company processes which might accelerate or slow down the development and/or recording of paid or incurred claims, compared with the statistics from previous periods;

•	changes in the legal environment;

•	the effects of inflation;

•	the impact of large losses;

•	movements in industry benchmarks.
Large claims impacting each relevant business class are generally assessed separately, being measured on a case by case basis or projected separately in order to allow for the possible distortive effect of the development and incidence of these large claims.
Where possible the Company adopts multiple techniques to estimate the required level of provisions. This assists in giving greater understanding of the trends inherent in the data being projected. The projections given by the various methodologies also assist in setting the range of possible outcomes. The most appropriate estimation technique is selected taking into account the characteristics of the business class and the extent of the development of each accident year.
Provisions are calculated gross of any reinsurance recoveries. A separate estimate is made of the amounts that will be recoverable from reinsurers based upon the gross provisions.
Details of specific assumptions used in deriving the outstanding claims liability at year-end are detailed in note 3.

Gordian Runoff Limited ABN 11 052 179 647	12 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES (Continued)
(b) Assets arising from reinsurance contracts
Assets arising from reinsurance contracts are also computed using the above methods. In addition, the recoverability of these assets is assessed on a periodic basis to ensure that the balance is reflective of the amounts that will ultimately be received, taking into consideration factors such as counterparty and credit risk. Impairment is recognised where there is objective evidence that the Company may not receive amounts due to it and these amounts can be reliably measured.
3. ACTUARIAL METHODS AND ASSUMPTIONS
The entity ceased writing new business and renewals in late 1999 for both its direct insurance and inwards reinsurance business and has run an orderly runoff since. The process for determining the value of outstanding claims liabilities is generally consistent between these two portfolios. This process is described below.
Claims estimates are derived from analysis of the results of several different actuarial models. These models take case estimates as well as payments into account and assume that reported incurred amounts or reported payment amounts will develop steadily from period to period. Other models adopt an ultimate loss ratio for each year that reflects both the long term expected level, as well as incorporating recent experience. The analysis is performed by underwriting year for the inwards reinsurance class and by accident year for the direct insurance class.
Claims are first estimated on an undiscounted basis and are then discounted to allow for the time value of money. The valuation methods adopted include an implicit allowance for future inflation but do not identify the explicit rate. This allows for both general economic inflation as well as any superimposed inflation detected in the modelling of payments experience. Superimposed inflation arises from non-economic factors such as developments of legal precedent.
The liability class of business may be subject to the emergence of new types of latent claims, but no specific allowance is included for this as at the balance sheet date. Such uncertainties are considered when setting the risk margin appropriate for this class.
A description of the processes used to determine the key assumptions is provided below:
The average weighted term to settlement is calculated separately by class of business, based on historical settlement patterns.
The reinsurance percentage for the direct insurance business is calculated based on past reinsurance recovery rates and the structure of the reinsurance arrangements in place.
The discount rates are derived from market yields on Government securities as at the balance date, in the currency of the expected claim payments.
Expense rate Claim handling expenses are calculated based on the projected costs of administering the remaining claims until expiry.
The ultimate to incurred claims ratio is derived by accident or underwriting year based on historical development of claims from period to period.
The effect of changes in the assumptions have been shown in the reconciliations of general insurance assets and liabilities in note 15 below.

Gordian Runoff Limited ABN 11 052 179 647	13 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
3. ACTUARIAL METHODS AND ASSUMPTIONS (Continued)
Process for determining risk margin
The risk margin was determined initially for each portfolio, allowing for the uncertainty of the outstanding claims estimate for each portfolio. Uncertainty was analysed for each portfolio taking into account past volatility in general insurance claims, potential uncertainties relating to the actuarial models and assumptions, the quality of the underlying data used in the models, and the general insurance environment. The estimate of uncertainty is generally greater for long tailed classes when compared to short tail classes due to the longer time until settlement of outstanding claims.
The overall risk margin was determined allowing for diversification between the different portfolios and the relative uncertainty of each portfolio. The assumptions regarding uncertainty for each class were applied to the net central estimates, and the results were aggregated, allowing for diversification in order to arrive at an overall provision that is intended to have a 75% probability of adequacy.

	2006	2005
	%	%

Risk Margins applied
Direct insurance	23.6	15.1
Inwards reinsurance	15.8	14.8
Sensitivity analysis — general insurance contracts
There are a number of variables which impact the amounts recognised in the financial statements arising from insurance contracts.
The profit or loss and equity of the company are sensitive to movements in a number of key variables as described below.

Variable	Description of variable

Direct and reinsurance
Average weighted term to settlement	Expected payment patterns are used in determining the outstanding claims liability. A decrease in the average term to settlement would lead to claims being paid sooner than anticipated.

Discount rate	The outstanding claims liability is calculated by reference to expected future payments. These payments are discounted to adjust for the time value of money.

Expense rate	An estimate for the internal costs of administering claims is included in the outstanding claims liability.

Ultimate to incurred claims ratio	The estimated ultimate claims cost is generally greater than the claims reported as incurred to date, due to claims that are incurred but not reported (IBNR) or due to future developments on existing claims.
Direct only
Reinsurance percentage	The direct class assumes money will be recoverable from reinsurers on future claims paid.

The following table provides an analysis of the sensitivity of the profit after income tax and total equity to changes in these assumptions both gross and net of reinsurance.

Gordian Runoff Limited ABN 11 052 179 647	14 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
3. ACTUARIAL METHODS AND ASSUMPTIONS (Continued)
2006
Direct Insurance

		Assumption at 12/06		Profit/(Loss) (after tax)
				Gross of	Net of
	Change in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.5 years	4.6 years	3,949	3,379
	-0.5 year			(5,202)	(4,248)

Reinsurance percentage	+1%	n/a	10.3%	—	149
(as % of gross IBNR)	-1%			—	(295)

Discount Rate[1]	+1%	6.0%	6.0%	5,603	5,133
	-1%			(7,011)	(5,557)

Expense Rate	+1%	8.8%	8.8%	(2,176)	(2,176)
	-1%			2,176	2,176

Ultimate to incurred claims ratio[2]	+1%	107.9%	108.9%	(6,862)	(4,383)
	-1%			4,392	3,626
Inwards Reinsurance

		Assumption at 12/06		Profit/(Loss) (after tax)
				Gross of	Net of
	Change in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.4	4.4	5,615	5,582
	-0.5 year			(5,755)	(5,775)

Reinsurance percentage	+1%	n/a	n/a	n/a	n/a
(as % of gross IBNR)	-1%			n/a	n/a

Discount Rate[1]	+1%	5.0%	5.0%	9,420	9,384
	-1%			(9,917)	(9,933)

Expense Rate	+1%	15.8%	15.8%	(1,997)	(1,994)
	-1%			1,997	1,994

Ultimate to incurred claims ratio[2]	+1%	102.9%	103.0%	(13,739)	(13,739)
	-1%			7,727	7,727

1	—	This sensitivity reflects the liability movements only. As assets are invested to match the term of liabilities there is little overall profit impact from a change to interest rates.

2	—	This ratio has only been adjusted for years that are not considered to be fully developed.

Gordian Runoff Limited ABN 11 052 179 647	15 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
3. ACTUARIAL METHODS AND ASSUMPTIONS (Continued)
2005
Direct Insurance

		Assumption at 12/05		Profit/(Loss) (after tax)
				Gross of	Net of
	Change in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.4 years	4.4 years	3,168	2,609
	-0.5 year			(5,767)	(4,956)

Reinsurance percentage	+1%	n/a	11%	—	349
(as % of gross IBNR)	-1%			—	(387)

Discount Rate[1]	+1%	5.3%	5.3%	6,820	5,762
	-1%			(7,603)	(7,271)

Expense Rate	+1%	10%	10%	(2,508)	(2,508)
	-1%			2,508	2,508

Ultimate to incurred claims ratio[2]	+1%	109%	111%	(6,940)	(5,682)
	-1%			4,285	3,564
Inwards Reinsurance

		Assumption at 12/05		Profit/(Loss) (after tax)
				Gross of	Net of
	Change in			Reinsurance	Reinsurance
Variable	variable	Gross	Net	$’000	$’000

Average weighted term to settlement	+0.5 year	4.5	4.5	7,372	7,321
	-0.5 year			(7,534)	(7,564)

Reinsurance percentage	+1%	n/a	n/a	n/a	n/a
(as % of gross IBNR)	-1%			n/a	n/a

Discount Rate[1]	+1%	4.5%	4.5%	14,304	14,243
	-1%			(15,074)	(15,094)

Expense Rate	+1%	14%	14%	(2,992)	(2,987)
	-1%			2,992	2,987

Ultimate to incurred claims ratio[2]	+1%	104%	104%	(17,775)	(17,775)
	-1%			12,007	12,007

1 —	This sensitivity reflects the liability movements only. As assets are invested to match the term of liabilities, there is little overall profit impact from a change to interest rates.

2 —	This ratio has only been adjusted for years that are not considered to be fully developed.

Gordian Runoff Limited ABN 11 052 179 647	16 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
4. INSURANCE CONTRACTS — RISK MANAGEMENT POLICIES AND PROCEDURES
The Company has an objective to control insurance risk thus reducing volatility. The company’s policies and procedures in respect of managing risks are set out in this note below.
a)	Objective in managing risks arising from insurance contracts and policies for mitigating those risks.

In accordance with Prudential Standards GPS 220 Risk Management and GPS 230 Reinsurance Management issued by the Australian Prudential Regulation Authority (APRA), the Board and senior management have developed, implemented and maintain a sound and prudent Risk Management Strategy (RMS) and a Reinsurance Management Strategy (REMS).

The RMS and REMS identify the Company’s policies and procedures, processes and controls that comprise its risk management and control systems. These systems address all material risks, financial and non-financial, likely to be faced by the Company. Annually, the Board certifies to APRA that adequate strategies have been put in place to monitor those risks, that the Company has systems in place to ensure compliance with legislative and prudential requirements and that the Board has satisfied itself as to the compliance with the RMS and REMS. The RMS and REMS have been approved by both the Board and APRA.

Key aspects of the processes established in the RMS to mitigate risks include:
•	A formal regular process of risk identification and evaluation, supplemented by a documented control assessment process, is completed by management and communicated to the Board in line with the Board approved Risk Management Strategy.

•	Actuarial models, using information from management information systems, to monitor claims patterns and other relevant statistics. Past experience and statistical methods are used as part of the process.

•	The maintenance and use of various specialist information systems, which provide up to date and reliable data on claims liabilities.

•	Documented procedures that are followed by claims staff that are experienced in the various classes of business previously written.

•	Reinsurance has been used, particularly in the early period of the run-off to limit the Company’s exposure to large single claims. The REMS provides that exposures continue to be monitored and where feasible reinsurance be purchased as means of limiting risk.

•	The mix of investment assets is driven by the nature and term of the insurance liabilities. The management of assets and liabilities is closely monitored in an attempt to match the maturity dates of assets with the expected pattern of claim payments.
b)	Development of claims

There is a possibility that changes may occur in the estimate of our obligations at the end of a contract period. The tables in note 15 show the estimates of total ultimate claims at successive year-ends.

c)	Terms and conditions of direct and inwards reinsurance business

There is limited scope to improve the existing terms and conditions. The company has been in orderly run off since 1999, and no new contracts have been entered into since that time.

d)	Concentration of insurance risk

The exposure to concentrations of insurance risk is able to be mitigated with the purchase of reinsurance where management believes that the price /risk transfer is suitable.

e)	Interest rate risk

Interest rate risk arises to the extent that there is a mismatch between the fixed-interest portfolios used to back the outstanding claims liability and those outstanding claims. The interest rate risk is managed by matching the duration profiles of the investments assets and the outstanding claims liability.

f)	Credit risk

Other than loans to related parties, there are no significant concentrations of credit risk.

Gordian Runoff Limited ABN 11 052 179 647	17 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
5. NET PREMIUM REVENUE

	2006	2005
	$’000	$’000
Gross written premium — direct	8	204
Movement in unearned premium — direct	20	69

Direct premium revenue	28	273
Gross written premium (expense)/benefit — inwards	(1,168)	3,305
Movement in unearned premium — inwards	—	234

Inwards reinsurance premium (expense)/revenue	(1,168)	3,539

Premium (expense)/revenue	(1,140)	3,812

Outwards reinsurance premium (expense)/revenue	(323)	1,670

Net Premium (Expense)/Revenue	(1,463)	5,482

6. NET CLAIMS INCURRED
2006

	Current year	Prior years	Total
	$’000	$’000	$’000
Gross claims expense
Direct	—	(25,847)	(25,847)
Inwards reinsurance	—	(59,464)	(59,464)

Gross claims incurred — undiscounted	—	(85,311)	(85,311)
Discount movement	—	14,049	14,049

Total gross claims expense	—	(71,262)	(71,262)

Reinsurance and other recoveries revenue
Reinsurance and other recoveries — undiscounted	—	3,444	3,444
Discount movement	—	(556)	(556)

Total reinsurance and other recoveries revenue	—	2,888	2,888

Net claims incurred	—	(68,374)	(68,374)

2005

	Current year	Prior years	Total
	$’000	$’000	$’000
Gross claims expense
Direct	—	51,635	51,635
Inwards reinsurance	—	(46,468)	(46,468)

Gross claims incurred — undiscounted	—	5,167	5,167
Discount movement	—	39,591	39,591

Total gross claims expense	—	44,758	44,758

Reinsurance and other recoveries revenue
Reinsurance and other recoveries — undiscounted	—	7,852	7,852
Discount movement	—	(8,588)	(8,588)

Total reinsurance and other recoveries revenue	—	(736)	(736)

Net claims incurred	—	44,022	44,022

Current year claims relate to risks borne in the current financial year. Prior year claims relate to a reassessment of the risks borne in all previous financial years.
As the company stopped writing new business in late 1999, all claims development relates to prior years.

Gordian Runoff Limited ABN 11 052 179 647	18 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
7. OPERATING EXPENSES

	2006	2005
	$’000	$’000
Expenses by Nature

Commission expenses	959	1,263
Write-off of Bad Debt	2,634	—
Impairment expense — premium receivables	304	(919)
Impairment expense — reinsurance receivables	(3,331)	(16,877)
Net gain on foreign currency	(1,059)	283
Investment management fees	2,142	2,320
Other management fees	25,652	26,518
External consultant costs	1,245	789
Other expenses	(972)	1,078

Total Expenses	27,574	14,455

represented by:
General administration expenses included in net claims incurred	17,612	16,900
Acquisition benefit	(1,618)	(807)
Other underwriting expenses	1,043	1,753
General administration expenses	10,537	(3,391)

Total expenses	27,574	14,455

8. NET INVESTMENT REVENUE

	2006	2005
	$’000	$’000
Investment income
Interest	49,005	68,368
Interest from related parties:
- other related parties	31,912	24,690
Dividends and other distributions received	2,187	1,030
Dividends from related parties:
- subsidiaries	645	1,148
Changes in fair value of investments:
Realised	(21,115)	(49,960)
Unrealised	(16,674)	56,430

Total net investment revenue	45,960	101,706

Gordian Runoff Limited ABN 11 052 179 647	19 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
9) INCOME TAX
b) Analysis of income tax expense

	2006	2005
	$’000	$’000
Current tax	24,055	20,187
Decrease/(increase) in deferred tax assets	7,209	(2,720)
Decrease in deferred tax liabilities	(3)	—
Under provided in previous years	(1,785)	(145)
Other adjustments	—	688
Prior year tax losses not recognised now recouped	—	(958)

Income tax expense	29,476	17,052

b) Relationship between income tax expense and accounting profit
The table below provides a reconciliation of differences between prima facie tax calculated as 30% of the profit before income tax for the period and the actual income tax expense recognised in the income statement for the period
In respect of income tax expense attributable to shareholders, the tax rate which applies in both 2006 and 2005 is 30% for Australia and 33% for New Zealand.

	2006	2005
	$’000	$’000
Operating profit before income tax	103,948	66,992

Primia facia income tax at the rate of 30%	31,184	20,097
Tax effect of differences between amounts of income and expenses recognised for accounting and the amounts deductible/assessable in calculating taxable income:
Non assessable income	3	(309)
Other	74	(1,633)
Under provided in prior years	(1,785)	(145)
Previously unrecognised tax losses reducing current tax expense	—	(958)

Income tax expense per income statement	29,476	17,052

c) Analysis of deferred tax asset

	2006	2005
	$’000	$’000
Amounts recognised in income:
- Provision for doubtful debts	14,713	17,734
- Accruals	239	95
- Indirect Claims Costs Adjustments	20,070	27,707
- Unrealised gains/losses	9,561	2,055
- Other	6	1,714
- Current year’s tax losses	—	2,493

Total deferred tax assets	44,589	51,798

d) Analysis of deferred tax liability

	2006	2005
	$’000	$’000
Amounts recognised in income:
- Other	16	19

Total deferred tax liability	16	19

	2006	2005
	$’000	$’000
Deferred tax asset	44,589	51,798
Deferred tax liability	(16)	(19)

Net deferred tax asset	44,573	51,779

Gordian Runoff Limited ABN 11 052 179 647	20 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
10. RECEIVABLES

	2006	2005
	$’000	$’000

Current
Premiums receivable — direct insurance	13	18
less: provision for impairment of premium receivable	(13)	—

	—	18

Premiums receivable — inwards reinsurance	9,411	21,567
less: provision for impairment of premium receivable	(2,594)	(2,333)

	6,817	19,234

Premium receivables — direct & inwards reinsurance	6,817	19,252

Other receivables	529	6,501
Other receivables from related parties -other related parties	1,325	181
Interest receivable from related parties -other related parties	2,498	13,950

Total current receivables	11,169	39,884

Non-current
Premiums receivable — inwards reinsurance	3,134	8,961

Total non-current receivables	3,134	8,961

11. REINSURANCE AND OTHER RECOVERIES

	2006	2005
	$’000	$’000

Expected future reinsurance recoveries undiscounted
— on claims paid	25,988	43,324
— on outstanding claims	62,389	71,262

	88,377	114,586

Discount to present value	(12,222)	(12,780)
less: provision for impairment of reinsurance assets	(27,308)	(30,610)

Reinsurance and other recoveries receivable	48,847	71,196

Current
Reinsurance and other recoveries receivable	39,701	51,704
less: provision for impairment of reinsurance assets	(20,611)	(20,789)

	19,090	30,915

Non-current
Reinsurance and other recoveries receivable	36,454	50,102
less: provision for impairment of reinsurance assets	(6,697)	(9,821)

	29,757	40,281

Refer to note 15 for a reconciliation of the movement in reinsurance and other recoveries on incurred claims over the year.

Gordian Runoff Limited ABN 11 052 179 647	21 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
12. OTHER FINANCIAL ASSETS

	Company
	2006	2005
	$’000	$’000
Current
Quoted investments — at fair value
Government and semi-government bonds*	31,147	86,237
Corporate bonds	79,335	94,227
Shares in other corporations	—	806
Derivatives	1,875	1,295

	112,357	182,565

Unquoted investments — at fair value value
Units held in cash management trusts
— Other related parties	—	20,409
Units held in other unit trusts
— Other related parties	15,151	9,446
Loan to related party in the wholly owned group	422,094	450,628

	437,245	480,483

Total current financial assets	549,602	663,048

Non-current
Quoted investments — at fair value
Government and semi-government bonds*	400,150	658,807
Corporate bonds	293,922	206,090
Shares in other corporations	935	—

	695,007	864,897

Unquoted investments — at fair value
Other	—	2,328
Shares in controlled entities	31,467	69,775
Shares in associated entities	68	68

	31,535	72,171

Total non-current financial assets	726,542	937,068

Total financial assets	1,276,144	937,068

*	The Company has given security over government and semi-government bonds against letters of credit of $44.9m (31 December 2005: $104.2m). These assets provide security to the extent of 105% to 110% of the outstanding letters of credit. The security agreements do not restrict the investments from being traded.

Gordian Runoff Limited ABN 11 052 179 647	22 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
12. OTHER FINANCIAL ASSETS (continued)
Investments in controlled entities

	2006	2006	2005	2005
Name of entity	%	$’000%		$’000

Gordian RunOff (UK) Limited	100	31,467	100	25,790
South Pacific Agricultural Company Pty Limited	—	—	100	—
Gordian Mortgage Insurance Limited	—	—	100	—
Quay Rural Trust	—	—	100	43,985

		31,467		69,775

Gordian RunOff (UK) Limited is incorporated in the United Kingdom and is audited by Ernst & Young.
During the year South Pacific Agricultural Company Pty Ltd and Gordian Mortgage Insurance Limited were deregistered, and Quay Rural Trust was dissolved. These entities were incorporated in Australia. South Pacific Agricultural Company Pty Ltd and Quay Rural Trust were audited by PKF, formerly known as Pannell Kerr Forster and Ernst & Young audited Gordian Mortgage Insurance Limited.
13. OTHER ASSETS

	2006	2005
	$’000	$’000
Current
Deferred acquisition costs	—	3
Prepayments	240	—

Total current other assets	240	3

	2006	2005
	$’000	$’000
Deferred acquisition costs as at 1 January	3	10
Amortisation charged to income	(3)	(7)

Deferred acquisition costs as at 31 December	—	3

	2006	2005
	$’000	$’000
Deferred reinsurance premiums as at 1 January	—	540
Earning of reinsurance premiums	—	540

Deferred reinsurance premiums as at 31 December	—	—

	2006	2005
	$’000	$’000
Deferred statutory charges as at 1 January	—	17
Amortisation charged to income	—	(17)

Deferred statutory charges as at 31 December	—	—

Gordian Runoff Limited ABN 11 052 179 647	23 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
14. UNEARNED PREMIUM

	2006	2005
	$’000	$’000
Current unearned premium	—	20

Total unearned premium	—	20

	2006	2005
	$’000	$’000
Unearned premium liability as at 1 January	20	322
Earning of premiums written in previous periods	(20)	(302)

Unearned premium liability as at 31 December	—	20

15. OUTSTANDING CLAIMS

	2006	2005
	$’000	$’000
Central estimate	703,638	941,105
Risk margin	103,293	119,530

	806,931	1,060,635
Discount to present value	(109,727)	(142,483)

Gross outstanding claims liability	697,204	918,152

Current	112,751	159,202
Non-current	584,453	758,950

Total outstanding claims	697,204	918,152

Investment assets in the form of debt securities are held to back the liability for outstanding claims and are realised on a regular basis to meet claims. The amount of claims likely to be settled within 12 months of the reporting date is classified as current.
The Company has been closed to new business since 1999 and there have been no new direct or inwards reinsurance contracts issued in the five years prior to and including this report.
As described in note 1, the outstanding claims liability is the best estimate of the present value of the expected future payments, after the inclusion of a risk margin. At each balance date, the amount of the liability is reassessed and it is likely that changes will arise in the estimates of liabilities. The tables in the following pages show the estimates of total ultimate claims at successive year ends.

Gordian Runoff Limited ABN 11 052 179 647	24 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
15. OUTSTANDING CLAIMS (continued)
2006

	Gross	Reinsurance	Net
	$’000	$’000	$’000
Amount outstanding brought forward	918,152	71,196	846,956

Claim payments/ recoveries during the period	(149,686)	(25,237)	(124,449)
Effect of changes in assumptions	(57,129)	2,857	(59,986)
Effect of changes in exchange rates	(14,133)	31	(14,164)

Amount outstanding carried forward	697,204	48,847	648,357

2005

	Gross	Reinsurance	Net
	$’000	$’000	$’000
Amount outstanding brought forward	1,054,932	117,130	937,802

Claim payments/ recoveries during the period	(194,638)	(63,543)	(131,095)
Effect of changes in assumptions	37,963	14,558	23,405
Effect of changes in exchange rates	19,895	3,051	16,844

Amount outstanding carried forward	918,152	71,196	846,956

Claims Development Table

	Inwards Reinsurance		Direct Insurance		Total
	Net	Gross	Net	Gross	Net	Gross
	$’000	$’000	$’000	$’000	$’000	$’000

Estimate of Cumulative claims
31 December 2001	5,546,741	5,969,117	1,384,633	1,857,817	6,931,374	7,826,934
31 December 2002	5,501,089	5,958,853	1,415,333	1,920,262	6,916,422	7,879,115
31 December 2003	5,505,440	5,962,356	1,462,533	1,952,003	6,967,973	7,914,359
31 December 2004	5,450,936	5,901,231	1,432,295	1,882,078	6,883,231	7,783,309
31 December 2005	5,423,564	5,861,248	1,491,990	1,933,978	6,915,554	7,795,226
31 December 2006	5,400,793	5,835,799	1,443,852	1,901,401	6,844,645	7,737,200

Estimate of Cumulative Claims at 31 December 2006	5,400,793	5,835,799	1,443,852	1,901,401	6,844,645	7,737,200

Cumulative Payments	5,069,792	5,500,299	1,219,629	1,600,155	6,289,421	7,100,454

Undiscounted central estimate	331,001	335,500	224,223	301,246	555,224	636,746

Effect of Discounting	55,511	55,564	41,995	54,163	97,506	109,727

Discounted Central Estimate	275,490	279,936	182,228	247,083	457,718	527,019

Risk Margin						103,293
Claims Handling Provision						66,892

Gross Outstanding Claims as per the Balance Sheet						697,204

Gordian Runoff Limited ABN 11 052 179 647	25 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
15. OUTSTANDING CLAIMS (continued)
The risk margin is intended to achieve a 75% probability of adequacy. The risk margin has been determined consistent with the calculation of the outstanding claims liability as disclosed in note 3.

	2006	2005
	$’000	$’000
Unexpired Risk Liability
Central estimate	—	—

Net unexpired risk liability	—	—

a) Movement in unexpired risk liability

	2006	2005
	$’000	$’000
Unexpired risk liability as at 1 January	—	485
Recognition of additional unexpired risk liability in the period	—	—
Release of unexpired risk liability recorded in previous periods	—	(485)

Unexpired risk liability as at 31 December	—	—

b) Deficiency recognised in the income statement

	2006	2005
	$’000	$’000
Gross movement in unexpired risk liability	—	(485)
Reinsurance on unexpired risk liability	—	—

Net movement in unexpired risk liability	—	(485)

Total deficiency recognised in income statement	—	(485)

Gordian Runoff Limited ABN 11 052 179 647	26 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
16. PAYABLES

	2006	2005
	$’000	$’000

Current
Trade & other creditors	3,303	34,284
Other borrowings from related parties
- subsidiaries	—	43,985
- other related parties	5,128	449

Total current payables	8,431	78,718

Non-current
Trade & other creditors	422	1,385

Total non-current payables	422	1,385

17. ISSUED CAPITAL

	2006	2005
	$’000	$’000

Paid up capital
1,840,000,005 fully paid ordinary shares at $0.99 per share (2004: 1,840,000,005) at $1.08 per share	1,814,600	1,978,600

Total paid up capital	1,814,600	1,978,600

Movement in ordinary share capital
Balance beginning of the year	1,978,600	1,978,600
Movement for the year — Capital reduction 18 August 06	(164,000)	—

Balance at the end of the period	1,814,600	1,978,600

Rights attaching to Ordinary Shares
Ordinary shares attract the following rights:
(a)	to receive notice of and to attend and vote at all general meetings of the Company;

(b)	to receive dividends; and

(c)	in a winding up, to participate equally in the distribution of the assets of the Company (both capital and surplus), subject only to any amounts unpaid on the Share.
18. FRANKING ACCOUNT
No dividends were paid or proposed during the year.
The AMP Limited group entered into Tax Consolidation during 2003. Under Tax Consolidation, the franking account balances for group companies were transferred to the Head Entity, AMP Limited.

Gordian Runoff Limited ABN 11 052 179 647	27 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
19. KEY MANAGEMENT PERSONNEL COMPENSATION
The following individuals were the key management personnel of Gordian RunOff Limited for the current and prior reporting periods (unless stated otherwise):

Date of Appointment/Resignation during the
Name	current or prior reporting period

Peter Clarke
Richard Grellman
Peter Hodgett
Andrew Mohl
William Roberts
Felix Zaccar
Bruce Robertson	09-05-2005, Resigned
The following table provides aggregate details of the compensation of key management personnel of Gordian RunOff Limited.

	Short-term	Post-	Other long
	employee	employment	-term	Termination	Share-based
Year	benefits	benefits	benefits	benefits	payments	Total
	$	$	$	$	$	$
2006	6,306,101	205,061	—	—	2,318,215	8,829,377
2005	5,737,253	254,791	—	—	2,079,046	8,071,090

Key management personnel disclosed above, also provided services to other related entities during the year. The above remuneration amounts include all amounts paid for services rendered to related entities and those services rendered to Gordian Runoff Ltd.
20. AUDITORS’ REMUNERATION

	2006	2005
	$’000	$’000
Amounts received, or due and receivable, by Ernst & Young for:
- other services	129	92

Auditors’ remuneration for the year ended 31 December 2006 is paid on the entity’s behalf by a controlled entity within The AMP Limited Group.
21. CONTINGENT LIABILITIES
Legal disputes
The nature of the reinsurance business from time to time gives rise to disputes. Several claims have been denied or recoveries disputed, giving rise to legal actions over coverage issues. Any resulting litigation will be vigorously defended. In assessing claim liabilities or reinsurance recoveries, management has reserved based on its best estimate of the likely outcomes. The nature of these disputes are such that the quantum and timing of the outcome are uncertain.

Gordian Runoff Limited ABN 11 052 179 647	28 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
22. RELATED PARTIES
Controlling Entity
The immediate parent entity is AG Australia Holdings Ltd. AMP Limited is the ultimate parent entity.
Controlled Entities
Information relating to controlled entities is included at Note 12.
Directors
The directors of the Company during the financial year, and the dates of appointments and resignations during the year are:

Peter Clarke
Richard Grellman
Peter Hodgett
Andrew Mohl
William Roberts
Felix Zaccar
Bruce Robertson	09-05-2005, Resigned
Other transactions with key management personnel of the Company
During the year, transactions may have been entered into between key management personnel and entities within the AMP Limited Group. These transactions are within a normal employee, customer or supplier relationship on terms and conditions no more favourable than those available to other employees, customers or members (unless otherwise described below) and may include:
•	normal personal banking with AMP Bank Limited including the provision of credit cards;

•	the purchase of AMP superannuation and related products;

•	financial investment services;

•	other advisory services.
These transactions do not have the potential to adversely affect the decisions about the allocation of scarce resources made by users of the consolidated entity’s financial statements, or discharge of accountability by key management personnel. The transactions are considered to be trivial or domestic in nature.

Gordian Runoff Limited ABN 11 052 179 647	29 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
22. RELATED PARTIES (Continued)
Transactions within the wholly owned group
Transactions between Gordian RunOff Limited and its controlled entities, and other related parties for the financial year consisted of:
•	Payment of management fees for services provided;
•	Provision of intercompany loan;
•	Interest on intercompany loan;
•	Receipt of dividend; and
•	Provision of share capital.
The aggregate amounts brought to account in respect of the following types of transactions and each class of related party involved were:

	2006	2005
	$	$
Amounts attributable to transactions with related parties
Operating profit before income tax includes aggregate amounts attributable to transactions in respect of:

Investment Expenses — other related parties	2,053,027	2,319,674
Interest Revenue — other related parties	31,911,761	24,690,451
Dividend Revenue — subsidiaries	645,161	1,148,199
Management Expenses — other related parties	25,652,346	26,517,726

	2006	2005
	$	$
Amounts receivable from and payable to related parties

Aggregate amounts receivable at balance date from:
Interest receivable — other related parties	2,498,449	13,950,313
Intercompany receivables — other related parties	1,325,723	180,514
Loans — other related parties	422,093,922	450,628,452

Aggregate amounts payable at balance date to:
Payables — subsidiaries	—	43,984,858
Payables — other related parties	5,128,164	448,549

AMP Capital Investors Limited, a related entity within the wholly owned group, manages the majority of the investments of the consolidated entity under a management contract, which follows the normal terms and conditions for such contracts. Fees are paid or are due and payable for the management of investment portfolios under normal terms and conditions.
AMP Services Limited and Enstar Australia Ltd (formerly Cobalt Solutions Australia Limited), fellow wholly owned controlled entities, provide operational and administrative (including employee related) services to the consolidated entity. The services provided are in the normal course of the business and are on normal commercial terms and conditions.
The Company advanced additional loans to AMP Life Limited. These transactions were made under normal market terms and conditions.

Gordian Runoff Limited ABN 11 052 179 647	30 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
23. CASH FLOW RECONCILIATIONS
(i) Reconciliation of cash

	2006	2005
	$’000	$’000

Cash balance comprises:
Cash on hand	10,141	10,010
Short term money market deposits	32,150	1,903

	42,291	11,913

Units in cash managed trusts	—	20,409

	42,291	32,322

(ii) Reconciliation of net cash flows from operating activities to operating profit after income tax

	2006	2005
	$’000	$’000

Operating profit after income tax	74,474	64,940

Changes in net market value of investments	16,674	(56,430)
Net loss/(gain) on sale of investments	21,115	49,960
Net (gain)/loss on foreign currency transactions	(4,618)	283
Changes in assets and liabilities
- Increase in receivables	(11,466)	—
- Decrease in receivables	35,446	2,923
- Decrease in reinsurance and other recoveries receivable	26,216	45,933
- Decrease in other assets	3	601
- Decrease in unearned premiums	(20)	(302)
- Decrease in outstanding claims	(220,948)	(137,265)
- Decrease in accounts payable & borrowings	(28,409)	(29,712)
- Decrease in income taxes payable	7,206	358
- Decrease in deferred taxes payable, net of future tax benefit	24,291	21,985

Net cash flows used in operating activities	(60,036)	(36,726)

Gordian Runoff Limited ABN 11 052 179 647	31 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
24. SEGMENT REPORTING
(a) Primary reporting format — business segment
Business Segment Information
Direct Insurance
Comprises corporate insurance operations in run-off.
Inwards Reinsurance
Comprises inwards reinsurance operations in run-off.

	Direct	Inwards
2006	Insurance	Reinsurance	Unallocated	Total
	$’000	$’000	$’000	$’000

Net premium revenue	28	(1,491)	—	(1,463)
Net claims incurred	(33,114)	(35,260)	—	(68,374)
Other underwriting income	(3)	2,661	—	2,658
Underwriting expenses	15	1,028	—	1,043

Underwriting result	33,124	35,402	—	68,526
Net investment revenue/(expense)	11,232	(7,769)	42,497	45,960
General administration expenses/(benefit)	—	—	10,537	10,537

Net profit before tax	44,356	27,633	31,960	103,949
Income tax expense	—	—	29,476	29,476

Net profit after tax attributable to members of Gordian Runoff Limited	44,356	27,633	2,484	74,473

	Direct	Inwards
	Insurance	Reinsurance	Unallocated	Total
	$’000	$’000	$’000	$’000
Total Revenues	44,374	26,000	42,497	112,871
Total Expenses	18	(1,633)	10,537	8,922

Net profit before tax	44,356	27,633	31,960	103,949

Other segment items included in the income statement are as follows:
Impairment of premium receivables	13	291	—	304
Impairment of reinsurance receivables	(1,265)	(2,066)	—	(3,331)

The segment assets and liabilities are as follows :
Assets	355,419	419,860	651,119	1,426,398
Liabilities	407,159	323,547	—	730,706

Segment assets include investments, premium receivables, and reinsurance and other recoveries receivable Segment liabilities include outstanding claims liabilities & other payables.
The entity has not incurred capital expenditure in the reporting periods.

Gordian Runoff Limited ABN 11 052 179 647	32 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
24. SEGMENT REPORTING (Continued)

	Direct	Inwards
2005	Insurance	Reinsurance	Unallocated	Total
	$’000	$’000	$’000	$’000

Net premium revenue	770	4,712	—	5,482
Net claims incurred	77,977	(33,955)	—	44,022
Movement in unexpired risk liability	—	(485)	—	(485)
Other underwriting income	771	125	—	896
Underwriting expenses	279	667	—	946

Underwriting result	(76,715)	38,610	—	(38,105)
Net investment revenue/(expense)	18,189	48,036	35,481	101,706
General administration expenses/(benefit)	—	—	(3,391)	(3,391)

Net profit before tax	(58,526)	86,646	38,872	66,992
Income tax expense	—	—	17,052	17,052

Net profit after tax attributable to members of Gordian Runoff Limited	(58,526)	86,646	21,820	49,940

	Direct	Inwards
	Insurance	Reinsurance	Unallocated	Total
	$’000	$’000	$’000	$’000
Total Revenues	17,061	87,188	35,481	139,730
Total Expenses	75,587	542	(3,391)	72,738

Net profit before tax	(58,526)	86,646	38,872	66,992

Other segment items included in the income statement are as follows:
Impairment of premium receivables	(18)	(901)	—	(919)
Impairment of reinsurance receivables	(1,950)	(14,927)	—	(16,877)

The segment assets and liabilities are as follows :
Assets	393,586	656,825	733,440	1,783,851
Liabilities	381,209	617,423	—	998,632

Segment assets include investments, premium receivables, and reinsurance and other recoveries receivable Segment liabilities include outstanding claims liabilities & other payables.
The entity has not incurred capital expenditure in the reporting periods.

Gordian Runoff Limited ABN 11 052 179 647	33 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
(b) Secondary Reporting Format
The international segment relates to the inwards reinsurance business. Reinsurance cover is non-country specific. Gordian RunOff Limited ceased writing new business and renewals in late 1999.and has operated an orderly runoff since that time.

	2006	2005
	$’000	$’000

Revenue
Australia	81,194	53,050
International	31,677	86,680

Total Revenue	112,871	139,730

Assets
Australia	975,071	1,101,236
International	451,327	682,615

Total Assets	1,426,398	1,783,851

25. FINANCIAL INSTRUMENTS AND DERIVATIVES
(a) Fair values
The recorded bid price equates to net fair value for listed debt and equity securities. For derivative contracts, fair value equates to the unrealised gain/loss on the outstanding contract. For the following financial instruments, the cost carrying amount is considered to equate to their fair value:
•	cash deposits
•	loans to related parties
•	receivables
•	payables.
(b) Special terms and conditions
All financial investments of the Company are held or issued on normal commercial terms at market rates of interest. There are no special terms or conditions affecting the nature and timing of the financial instruments not otherwise disclosed in these accounts. The accounting policies and terms and conditions for each class of financial asset or liability at the balance date are detailed in Note 1 and throughout the other notes to these financial statements.

Gordian Runoff Limited ABN 11 052 179 647	34 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
25. FINANCIAL INSTRUMENTS AND DERIVATIVES (continued)
(c) Credit risk
Trading investments are recorded in the accounts at fair value, which represents the Group’s exposure to credit risk in relation to these instruments. The Company’s credit risk exposure to derivatives is the fair value as recorded above.
The credit risk of the Company arising from exposure to individual entities in investment portfolios is monitored and controlled by AMP Capital Investors Limited in accordance with Group Credit Policy guidelines.
Credit risk in trade receivables in managed by analysing the credit ratings of the underlying debts.
(d) Currency Exposure
In addition to functional currency, the consolidated group has exposure to investments and investment cashflows denominated in US dollars, pounds sterling, and euro.
(e) Interest rate risk on financial instruments
The accounting policy notes describe the policies used to measure and report the assets and liabilities of the Group. Where the applicable market value is determined by discounting future cash flows, movements in interest rates will result in a reported unrealised gain or loss in the profit and loss account.
AMP Capital Investors Limited manages investment portfolios on behalf of the Company. The Company seeks to reduce its interest rate risk through the use of investment portfolios as a hedge against the insurance liabilities of the Group. To the extent that these assets and liabilities can be matched, unrealised gains or losses on revaluation of liabilities resulting from interest rate movements will be offset by unrealised losses or gains on revaluation of investment assets.
The Company’s exposure to interest rate risks and the effective interest rates of financial assets and liabilities at the reporting date, are as follows:

Gordian Runoff Limited ABN 11 052 179 647	35 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
25. FINANCIAL INSTRUMENTS AND DERIVATIVES (Continued)
(f) Interest rate risk on financial instruments

				Fixed interest rate
	Floating			Maturing in				Non		Weighted
	Interest	0-1	1-2	2-3	3-4	4-5	> 5	Interest		Average
	Rate	year	years	years	years	years	years	Bearing	Total	Interest
For the year ended 2006	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	rate

Financial Assets

Cash deposits	42,291								42,291	5.57%
Cash trusts and short term money markets*	—								—	N/A
Other Unit trusts*	15,151								15,151	N/A
Debt securities*		110,482	187,311	106,463	76,631	58,204	265,463		804,554	5.72%
Derivatives*								1,875	1,875	N/A
Shares								32,470	32,470	N/A
Related Party Loan	422,094								422,094	7.06%
Receivables								14,303	14,303	N/A

Total Financial Assets	479,536	110,482	187,311	106,463	76,631	58,204	265,463	48,648	1,332,738

Financial Liabilities

Payables	—	—	—	—	—	—	—	8,853	8,853	N/A

Total Financial Liabilities	—	—	—	—	—	—	—	8,853	8,853

				Fixed interest rate
	Floating			Maturing in				Non		Weighted
	Interest	0-1	1-2	2-3	3-4	4-5	> 5	Interest		Average
	Rate	year	years	years	years	years	years	Bearing	Total	Interest
For the year ended 2005	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	$000’s	rate

Financial Assets

Cash deposits	11,913								11,913	4.30%
Cash trusts and short term money markets*	20,409								20,409	N/A
Other Unit trusts*	9,446								9,446	N/A
Debt securities*		180,464	109,200	193,104	140,798	76,491	347,632		1,047,689	4.83%
Derivatives*								1,295	1,295	N/A
Shares								70,649	70,649	N/A
Related Party Loan	450,628								450,628	6.79%
Receivables								48,845	48,845	N/A

Total Financial Assets	492,396	180,464	109,200	193,104	140,798	76,491	347,632	120,789	1,660,874

Financial Liabilities

Payables	—	—	—	—	—	—	—	80,103	80,103	N/A

Total Financial Liabilities	—	—	—	—	—	—	—	80,103	80,103

*	These balances include investments held in technical reserves which are used to meet insurance liabilities. The company seeks to match the duration of these assets to the corresponding insurance liability to reduce the exposure of the company to interest rate movement.

Gordian Runoff Limited ABN 11 052 179 647	36 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
25. FINANCIAL INSTRUMENTS AND DERIVATIVES (continued)
(g) Specific purposes for which derivative transactions are undertaken
The Group uses derivatives in the following way:
Investment management operations
Group entities have given authority to AMP Capital Investors Limited (the investment manager) to use derivatives in managing investment portfolios. There may be various reasons why investment in derivatives is more appropriate than investment in the underlying physical asset including hedging, liquidity and pricing.
The types of derivatives, which the investment manager can use include, interest rate swaps and futures, share price index futures and forward currency agreements.
Extent of derivative transactions

	Notional	Fair	Notional	Fair
	value	value	value	value
	2006	2006	2005	2005
	$’000	$’000	$’000	$’000

Investment management operations

Interest Rate Swap Contracts	10,500	(235)	46,500	180
Interest Rate Futures Contracts	104,668	(480)	32,356	134
Equity Futures & Options Contracts	16,762	1,133	23,944	724
The notional value refers to the value of the underlying assets of the derivatives contract. The fair value is the unrealised gain/(loss) on the outstanding contracts.

Gordian Runoff Limited ABN 11 052 179 647	37 of 39

Gordian RunOff Limited
Notes to the financial statements for the year ended 31 December 2006
26. CAPITAL ADEQUACY

	2006	2005
	$’000	$’000
Tier 1 Capital
Paid-up ordinary shares	1,814,600	1,978,600
General reserves	—	—
Retained earnings	(1,193,381)	(1,243,321)
Current year earnings	74,473	49,940
Excess technical provisions (net of tax)		—
Less : deductions	44,573	51,779

Net Tier 1 Capital	651,119	733,440

Net Tier 2 Capital	—	—

Total Capital Base	651,119	733,440

Minimum Capital Requirement	133,113	172,298

Capital Adequacy Multiple	4.89	4.25
The entity complies with Prudential Standard GPS110 and the requirements set out in its insurance license.
27. FINANCIAL SUPPORT
The Company has the benefit of the support of the immediate parent AG Australia Holdings Limited, by virtue of a guarantee dated 16 June 1992 whereby it has guaranteed payments under policies of insurance issued by the Company. This applies to claims made and arising prior to the date of revocation of this guarantee being 30 June 2002.
28. EVENTS OCCURRING AFTER THE REPORTING DATE
The Australian Prudential Regulation Authority has approved a further reduction in capital of up to $91,500,000.
With the exception of the above, no other matter or circumstance has arisen since the end of the financial year that has significantly affected or may significantly affect:
i)	the entity’s operations in future financial years; or

ii)	the results of those operations in future financial years; or

iii)	the entity’s state of affairs in future financial years.

Gordian Runoff Limited ABN 11 052 179 647	38 of 39

Report of Independent Auditors
The Board of Directors of Gordian Runoff Limited
We have audited the accompanying balance sheets of Gordian Runoff Limited as of December 31, 2006 and 2005, and the related income statements, statements of changes in equity, and cash flow statements for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gordian Runoff Limited at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
/s/ Ernst & Young
Sydney, Australia
May 15, 2008
Liability limited by a scheme
approved under Professional
Standards Legislation